Filed Pursuant to Rule 497(b)
Registration File No. 033-89088
REPLACEMENT PROSPECTUS DATED FEBRUARY 25, 2009

STANDARD & POOR’S DEPOSITARY RECEIPTS®
(“SPDRs”)

SPDR TRUST, SERIES 1
(A Unit Investment Trust constituted outside Singapore and
organized in the United States)

REPLACEMENT PROSPECTUS
ISSUED PURSUANT TO DIVISION 2 OF PART XIII OF THE SECURITIES AND FUTURES ACT, CHAPTER 289 OF SINGAPORE

A copy of this replacement prospectus (the “Prospectus”) has been lodged under Section 298 of the Securities and Futures Act, Chapter 289 of Singapore (the “Act”) with the Monetary Authority of Singapore (the “Authority”), who takes no responsibility for its contents.

This Prospectus replaces the prospectus relating to the SPDR Trust, Series 1 (the “Trust”) registered by the Authority on January 28, 2009.

The collective investment scheme offered in this Prospectus is a recognised scheme under the Act. A copy of the Prospectus has been lodged with and registered by the Authority. The Authority assumes no responsibility for the contents of the Prospectus. Registration of this Prospectus by the Authority does not imply that the Act or any other legal or regulatory requirements have been complied with. The Authority has not, in any way, considered the investment merits of the collective investment scheme. The date of registration of this Prospectus with the Authority is January 28, 2009. This Prospectus will expire on January 28, 2010 (12 months after the date of registration).

This Prospectus incorporates, and should be read together and construed in conjunction with, the US Prospectus dated February 24, 2009 issued by the Trust, attached hereto.

The Trust has been admitted to the Official List of the Singapore Exchange Securities Trading Limited (the “SGX-ST”), and permission has been granted by the SGX-ST to deal in and for quotation on the SGX-XTRANET of all the SPDRs already issued as well as those SPDRs which may be issued from time to time. The SGX-ST assumes no responsibility for the correctness of any of the statements made or opinions expressed in this Prospectus and admission to the Official List of the SGX-ST is not to be taken as an indication of the merits of the Trust or the SPDRs.

IMPORTANT:  If you are in any doubt about the contents of this Prospectus, you should consult your stockbroker, bank manager, solicitor, accountant or other financial adviser.

STANDARD & POOR’S DEPOSITARY RECEIPTS
(“SPDRs®”)

SPDR TRUST, SERIES 1

PROSPECTUS

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, “500”, “Standard & Poor’s Depositary Receipts®”, “SPDR®” and “SPDRs®” are trademarks of The McGraw-Hill Companies, Inc. State Street Global Markets, LLC is permitted to use these trademarks pursuant to a “License Agreement” with Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., and SPDR Trust, Series 1, is permitted to use these trademarks pursuant to a sublicense from State Street Global Markets, LLC. SPDR Trust, Series 1, is not, however, sponsored by or affiliated with Standard & Poor’s or The McGraw-Hill Companies, Inc.

SPDR TRUST, SERIES 1

This Prospectus, relating to the SPDR Trust, Series 1 (“Trust”), which is issued pursuant to Division 2 of Part XIII of the Securities and Futures Act, Chapter 289 of Singapore, has been lodged with and registered by the Authority who assumes no responsibility for its contents.

This Prospectus incorporates the attached prospectus dated February 24, 2009 issued by the Trust (“US Prospectus”). Terms defined in the US Prospectus shall have the same meaning when used in this Prospectus.

The Trust is a unit investment trust organised in the United States (“US”), a single fund that issues securities called Standard & Poor’s Depositary Receipts or “SPDRs”, which represent an undivided ownership interest in the portfolio of stocks held by the Trust. SPDRs intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the Standard and Poor’s 500 Composite Stock Price Index® (“S&P 500 Index”). The Trust’s portfolio consists of substantially all of the component common stocks which comprise the S&P 500 Index and are weighted in accordance with the terms of the Trust Agreement (defined below). For additional details regarding the Trust’s portfolio, please consult pages 41-46 in the US Prospectus attached hereto. All SPDRs are denominated in US dollars.

PDR Services LLC (“Sponsor”), the sponsor of the Trust, accepts full responsibility for the accuracy of information contained in this Prospectus, other than that given in the US Prospectus under the heading “Report of Independent Auditors”, and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief, the facts stated and the opinions expressed in this Prospectus are fair and accurate in all material respects as at the date of this Prospectus and there are no other facts the omission of which would make any statement in this Prospectus misleading.

The Trust is governed by an amended and restated trust agreement (“Trust Agreement”) between State Street Bank and Trust Company (“Trustee”), the trustee of the Trust, and the Sponsor dated as of January 1, 2004 and effective as of January 27, 2004, as amended. Terms defined in the Trust Agreement shall have the same meaning when used in this Prospectus.

Copies of the Trust Agreement are available for inspection, free of charge, at the offices of State Street Bank and Trust Company at One Lincoln Street, Boston, Massachusetts, US 02111, or State Street Global Advisors Singapore Limited, at 168 Robinson Road, #33-01, Capital Tower, Singapore 068912(, during normal Singapore business hours.

Investors should seek professional advice to ascertain (a) the possible tax consequences, (b) the legal requirements and (c) any foreign exchange restrictions or exchange control requirements which they may encounter under the laws of the

(State Street Global Advisors Singapore Limited will hold copies of the Trust Agreement for inspection by investors; however, it is not in any way acting as an agent for or acting as the Trustee.

countries of their citizenship, residence or domicile and which may be relevant to the subscription, holding or disposal of SPDRs.

Investors in the Trust are advised to carefully consider the risk factors set out under the heading “RISK FACTORS” on pages 11 to 14 of the US Prospectus, and to refer to pages S-15 to S-20 of this Prospectus for a discussion of the US and Singapore tax consequences of an investment in SPDRs.

ENQUIRIES

All enquiries about the Trust or requests for additional copies of this Prospectus should be directed to an investor’s local broker.

IMPORTANT:	READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

CORPORATE INFORMATION

Sponsor to the Trust:	PDR Services LLC c/o NYSE Euronext 11 Wall Street New York, New York US 10005
Legal advisers to the Sponsor as to US law:	Katten Muchin Rosenman LLP 575 Madison Avenue New York, New York US 10022
Legal advisers to the Sponsor as to Singapore law:	Stamford Law Corporation 9 Raffles Place, #32-00 Republic Plaza, Singapore 048619 Singapore
Trustee:	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts US 02111
Legal advisers to the Trustee as to Singapore law:	Allen & Gledhill LLP One Marina Boulevard #28-00 Singapore 018989 Singapore
Auditors:	PricewaterhouseCoopers LLP 125 High Street Boston, Massachusetts US 02110
US Distributor of Creation Units:	ALPS Distributors, Inc. (formerly ALPS Mutual Funds Services, Inc.) 1290 Broadway, Suite 1100 Denver, Colorado US 80203

TRADING AND SETTLEMENT

SPDRs are listed for trading under the market symbol SPY on the SGX-ST where they may be bought and sold in the secondary market at any time during the trading day. Market prices for SPDRs traded on the SGX-ST are available on the SGX-ST website http://esite.sgx.com/live/st/STETF.asp. SPDRs may also be purchased by Authorized Participants directly from the Trust in the US by placing orders through the US Distributor in a minimum unit, called a “Creation Unit,” of 50,000 SPDRs or multiples thereof. Creation Units may also be redeemed through a tender to the Trustee in the US. All Creation Unit purchases and redemptions are made “in kind” only in the US, that is, through the delivery or receipt of a specified portfolio of securities. Such purchases and redemptions can be made only in the US at the then-current valuation as described herein on pages S-6 to S-9, and pages S-11 and S-12 under the heading “Redemption”. For additional details on trading and settlement, please consult pages 4 to 6 and 32 to 41 in the US Prospectus attached hereto.

The primary trading market for SPDRs is in the US, where SPDRs are listed on NYSE Arca, Inc. (“NYSE Arca”). Investors should note that trading in SPDRs may be halted under certain circumstances. Please refer to page 50 in the US Prospectus for more details.

As with other securities, investors will pay negotiated brokerage commissions and typical Singapore clearing fees and applicable taxes. In addition, cash dividends to be distributed to investors in Singapore will be net of expenses incurred by CDP (defined below), and where such expenses exceed the amount of the dividends, the investors will not receive any distributions. Brokerage commissions may be subject to Goods and Services Tax (“GST”) at the prevailing standard rate of seven percent (7%). There will be a Singapore clearing fee, which is currently at the rate of 0.04% of the transacted value (up to a maximum of SGD600 per transaction or its equivalent in foreign currencies). Clearing fees may be subject to GST in Singapore at the prevailing standard rate of seven percent (7%). SPDRs are traded in US dollars on the SGX-ST in 10 unit round lots. The term “market day” as used in this Prospectus means a business day in which transactions in SPDRs can be executed and settled. Trading of SPDRs on the SGX-ST may be halted if the Trust fails to comply with continuing listing requirements and advertising guidelines of the SGX-ST.

With respect to holders of SPDRs in Singapore, the trading and settlement process, the system through which they receive distributions or the manner in which information may be made available, among other aspects, may differ from the information set forth in the US Prospectus. Holders of SPDRs in Singapore should read this Prospectus carefully and all enquiries in relation hereto should be directed to their local brokers.

1.	General

SPDRs are issued by the Trust in the form of scripless securities which are eligible “book-entry-only” securities of The Depository Trust Company (“DTC”). As “book-entry-only” securities, SPDRs are represented as global securities on the DTC system and are registered in the name of Cede & Co. as nominee for DTC and deposited with, or on behalf of, DTC.

The Central Depository (Pte) Limited (“CDP”) has entered into linking agreements with the National Securities Clearing Corporation (“NSCC”), by which CDP has access to DTC’s depository and custodial services for subdepositing US securities. CDP, through such linking agreements, has an account sponsored by NSCC which is known as Sponsored Account No. 5700 (“Sponsored Account”), and is recognized by NSCC as a record owner for the SPDRs credited to the Sponsored Account. CDP through the linking agreements may receive SPDRs from or deliver SPDRs to accounts maintained by member participants in DTC (“DTC Participants”).

Settlement of dealings through the CDP system may be effected only by Depository Agents of CDP or holders of SPDRs who have their own direct securities accounts with CDP. Investors may open a direct securities account with CDP or a securities sub-account with any Depository Agent to hold their SPDRs in CDP. The term “Depository Agent” shall have the same meaning as that ascribed to it in section 130A of the Companies Act, Chapter 50 of Singapore.

Through the delivery mechanisms discussed below, it is possible for investors to purchase SPDRs in Singapore and sell them in the US and vice versa. Although both CDP and DTC, within their own respective market settlements, provide for Delivery Versus Payment and Free-of-Payment transfers of securities, all of the linked transfers between the two depositories are effected only on a Free-of-Payment basis (i.e., there is no related cash movement to parallel the securities movement. Any related cash transfers may only be effected outside DTC and CDP directly between the buyer and seller through their own arrangements). Investors should be aware that Singapore time is generally 12 hours ahead of Eastern Day Light Savings time (13 hours Eastern Standard time) in New York, and that NYSE Arca and the SGX-ST are not open at the same time. Because of this time difference between the Singapore and US markets, trading in SPDRs between the two markets cannot simultaneously occur.

All dealings in, and transactions of, SPDRs in Singapore must be effected for settlement through the computerised book-entry (scripless) settlement system in the CDP. Investors should ensure that SPDRs sold on the SGX-ST are available for settlement in their CDP account no later than the third market day following the transaction date.

Investors’ holdings of SPDRs in their CDP account will be credited or debited for settlement on the third market day following the transaction date. A transaction will fail if SPDRs are not in an investor’s CDP account for settlement on such day, and will be subject to the buy-in cycle on the fourth market day following the transaction date.

In the absence of unforeseen circumstances, the delivery of SPDRs into and out of CDP will take a minimum of one market day after the duly completed documentation has been submitted to CDP for processing, assuming that the investor has given proper instructions to his or her DTC Participant. Instructions and forms received by CDP after

10 a.m. Singapore time on a given market day will be treated as being received on the next market day and, as such, will be processed on the next market day.

2.	Delivery of SPDRs to CDP for Trading on the SGX-ST

Investors who hold SPDRs in DTC’s system in the US and wish to trade them on the SGX-ST can direct delivery of the SPDRs to CDP; this book-entry transfer to CDP’s Sponsored Account at DTC may be effected only on a Free-of-Payment basis, and is subject to special procedures that will help to identify the relevant CDP Depository Agent. Investors may deliver their SPDRs by informing their Singapore broker or Depository Agent to submit delivery instructions to CDP, together with the applicable CDP delivery fee and GST, no later than 10 a.m. Singapore time on the specified delivery date. Investors must concurrently instruct their DTC Participant to deliver such SPDRs into the Sponsored Account on the delivery date. Upon notification that its Sponsored Account has been credited, CDP will accordingly credit SPDRs to the investor’s account.

Investors should ensure that their SPDRs are delivered into their securities account with CDP in time for settlement. In the event an investor cannot deliver the SPDRs for settlement pursuant to the trade, the SGX-ST may buy-in against him or her.

3.	Delivery of SPDRs out of CDP for Trading on the NYSE Arca

(a) Investors who hold SPDRs with CDP and wish to trade on the NYSE Arca must arrange to deliver the SPDRs into their accounts with their DTC Participant for settlement of any such trade, which will occur on the third market day following the transaction date. For such delivery, investors must submit a duly completed CDP delivery form together with the applicable CDP delivery fee and GST through their Singapore broker or Depository Agent, no later than 10 a.m. Singapore time on the third market day following the specified delivery date in the US. Investors must concurrently instruct their DTC Participant to expect receipt of the relevant number of SPDRs from the Sponsored Account. Upon receipt of the duly completed CDP delivery form, CDP will debit the investor’s securities account for the relevant number of SPDRs and then instruct DTC to deliver the SPDRs to the DTC Participant account as specified by the investor.

(b) An investor who buys SPDRs on the SGX-ST and sells on NYSE Arca on the same day must instruct CDP to deliver the SPDRs to his or her DTC Participant account no later than 10 a.m. Singapore time on the US settlement date PROVIDED that the investor is a sub-account holder of CDP’s Depository Agent and the purchase on the SGX-ST is tagged as a Delivery Versus Payment (“DVP”) settlement. The Depository Agent of the investor must send an instruction to deliver the relevant number of SPDRs from its sub-account to the CDP via CDP’s Delivery Versus Payment Foreign Broker (“DVP-FB”) Computer System no later than 10 a.m. Singapore time on the US settlement date. Upon affirming the delivery instruction, CDP will instruct DTC to deliver the SPDRs from the Sponsored Account to the DTC Participant account as specified by the investor.

EXCHANGE RATES AND RISKS

The SPDRs traded on the SGX-ST are denominated and traded in US dollars. SPDRs may only be created or redeemed in US dollars at the then-current value calculated in US dollars in the manner set out in the US Prospectus. Similarly, the Trust holds only Portfolio Securities that are denominated in US dollars and the distributions which may be made by the Trustee are in US dollars.

The Trust has no ability to manage its investments to hedge against fluctuations in exchange rates between the US dollar and the Singapore dollar. To the extent a Singapore investor wishes to convert such US dollar holdings or distributions to Singapore dollars, fluctuations in the exchange rate between the Singapore dollar and the US dollar may affect the value of the proceeds following a currency conversion.

GENERAL AND STATUTORY INFORMATION

1.	Appointment of Auditors

The Trust Agreement provides that the accounts of the Trust shall be audited, as required by US law, by independent certified public accountants designated from time to time by the Trustee.

2.	Duties and Obligations of the Trustee

The key duties and obligations imposed on the Trustee under the Trust Agreement are summarized as follows:

(i) the Trustee will accept on behalf of the Trust deposits of Portfolio Deposits and be authorized to effect registration or transfer of the Portfolio Securities in its name or the name of its nominee or the nominee of its agent;

(ii) the Trustee must hold money received pursuant to the Trust Agreement as a deposit for the account of the Trust;

(iii) the Trustee shall not be liable for the disposition of money or securities or evaluation performed under the Trust Agreement except by reason of its own gross negligence, bad faith, wilful misconduct, wilful malfeasance or reckless disregard of its duties and obligations under the Trust Agreement;

(iv) the Trustee is not obligated to appear in, prosecute or defend any action if it is of the opinion that it may involve it in expense or liability unless it is furnished with reasonable security and indemnity against such expense or liability; if reasonable indemnity is provided, the Trustee shall, in its discretion, undertake such action as it may deem necessary to protect the Trust and the rights and interest of all beneficial owners;

(v) the Trustee must provide to brokers/underwriters accounts of the Trust audited by the auditors of the Trust, and the brokers/underwriters will deliver such accounts to beneficial owners;

(vi) in performing its functions under the Trust Agreement the Trustee will not be held liable except by reason of its own gross negligence, bad faith, wilful misconduct or wilful malfeasance for any action taken or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred on it or reckless disregard of its duties and obligations;

(vii) the Trustee must ensure that no payment made to the Sponsor is for expenses of the Trust, except for payments not in excess of amounts and for purposes prescribed by the US Securities and Exchange Commission and authorized by the Trust Agreement;

(viii) the Trustee must keep proper books of record and account of all transactions under the Trust Agreement, including the creation and redemption of Creation Units, at its offices, and keep such books open for inspection by any beneficial owner at all reasonable times during usual business hours;

(ix) the Trustee must make, or cause to be made, such reports and file such documents as are required by the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and US state or federal tax laws and regulations;

(x) the Trustee must keep a certified copy of the Trust Agreement, together with the Indenture for each Trust Series then in effect and a current list of Portfolio Securities therein, on file at its office and make the same available for inspection; and

(xi) the Trustee must charge and direct from the assets of the Trust all expenses and disbursements incurred under the Trust Agreement, or shall reimburse itself from the assets of the Trust or the sale of securities in the Trust for any advances made out of its own funds for such expenses and disbursements.

3.	Contracts

A holder of a SPDR is not required, obliged or entitled in connection with the Trust to enter into any contract with any person or corporation whether by way of lease or otherwise.

4.	Vesting of Assets in the Trust

The Trustee has legal title to all securities and other property in which funds of the Trust are invested, all funds held for such investment, all equalisation, redemption, and other special funds of the Trust, and all income upon accretions to, and proceeds of such property and funds, and the Trustee is required to segregate and hold the same in trust until distribution thereof to the holders of the SPDRs.

5.	Redemption

The Trust is not administered by a management company, and there is no obligation on the Sponsor or the Trustee to redeem any SPDRs. As described on pages 38 to 41 in the US Prospectus, it is the Trust itself that is obligated to effect the redemption (although it is the Trustee acting as agent for the Trust that will actually effect the redemption).

Only SPDRs in Creation Units may be redeemed at their then-current valuation which is calculated on the Business Day on which the redemption order is properly received, as of the Evaluation Time which is the closing time of the regular trading session on the New York Stock Exchange, LLC. Please refer to pages 1, 38 to 41 and 60 to 61 of the US Prospectus for a further description of this process.

Investors owning SPDRs in an amount less than a whole Creation Unit (i.e. less than 50,000 SPDRs) or multiples thereof, are not permitted to tender their SPDRs to the Trustee for redemption. Such investors can only dispose of their SPDRs by selling them on the secondary market at any time during the trading day at market prices.

6.	Transfer of SPDRs

As described on pages S-6 to S-8 of this Prospectus, Cede & Co., as nominee for DTC, will be the registered owner of all outstanding SPDRs on the DTC system. Beneficial ownership of SPDRs will be shown on the records of DTC or its participants. Beneficial ownership records for holders of SPDRs in Singapore will be maintained at CDP.

No certificates will be issued in respect of SPDRs. Transfers of SPDRs between investors will normally occur through the trading mechanism of the SGX-ST or the NYSE Arca as described on pages 36 to 37 in the US Prospectus and in this Prospectus.

7.	Meetings of Holders of SPDRs; Voting; Distribution of Annual Reports

The Trust is not required by law to convene meetings of beneficial owners of the SPDRs.

The Sponsor, the Trustee and CDP have entered into a Depository Agreement dated May 18, 2001 (“CDP Depository Agreement”), pursuant to which CDP has agreed to act as the depository for SPDRs in Singapore. CDP’s duties under the CDP Depository Agreement include, among other things: (i) acting as a bare trustee on behalf of individuals who hold securities accounts with CDP and Depository Agents authorized to maintain sub-accounts with CDP in respect of SPDRs, (ii) distributing to CDP account holders and Depository Agents any applicable payments or cash distributions in respect of SPDRs, and (iii) providing the list of its Depository Agents and holders of SPDRs who have their own direct securities accounts with CDP, if so requested by the Sponsor or the Trustee.

The Trustee arranges for the annual report of the Trust to be mailed to all holders of SPDRs, including the holders of SPDRs in Singapore, no later than the 60th day after the end of the Trust’s fiscal year.

The Sponsor or the Trustee will ensure that in the event that it is necessary to collect and collate any consents or votes of, or distribute notices, statements, reports, prospectuses, consent instructions, consent forms or other written communications to the holders of SPDRs in Singapore, the relevant materials will be mailed to the holders of SPDRs in Singapore.

8.	Declaration

It is hereby declared that no SPDRs shall be created or issued pursuant to this Prospectus later than 12 months, or such other period as may be prescribed by the law for the time being in force, after the date of this Prospectus.

9.	Allotment of SPDRs

A Distribution Agreement was entered into as of September 29, 1997, as amended, between (1) the Sponsor, (2) the Trust and (3) ALPS Mutual Funds Services, Inc., now ALPS Distributors, Inc. (“ALPS”), the US Distributor, pursuant to which the Trust and the Sponsor retained ALPS to:

(i) act as the exclusive distributor for the creation and distribution of SPDRs in aggregations of 50,000 SPDRs;

(ii) hold itself available to receive and process orders for Creation Units of SPDRs; and

(iii) enter into arrangements with dealers.

It is the duty of the Trust and the Sponsor to create the aggregations of 50,000 SPDRs and to request DTC to record on its books the ownership of such SPDRs in such amounts as ALPS has requested, as promptly as practicable after receipt by the Trustee of the requisite portfolio of securities and any applicable cash component from the creator of the Creation Units or other entities having a Participant Agreement with the Trustee. Participant Agreements must be entered into between the Trustee and all other persons who are creating Creation Units.

10.	Borrowing Powers

There are no borrowing powers conveyed in the Trust Agreement.

11.	Sponsor and Trustee

Sponsor

PDR Services LLC (“PDR”) was originally organized as a corporation under Delaware US law, and was subsequently converted into a limited liability company in Delaware on April 6, 1998. On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC (“Amex”) and all of its subsidiaries, including PDR, which is the Sponsor for the Trust. PDR was formed in Delaware to act as sponsor for Amex’s exchange traded funds and other unit investment trusts. PDR will remain the Sponsor of the Trust until it is removed, it is replaced by a successor, it resigns or the Trust Agreement is terminated. Although the Sponsor is entitled to, it receives no remuneration for the services it renders as Sponsor.

Trustee

State Street Bank and Trust Company is a bank and trust company organized under the laws of the Commonwealth of Massachusetts, US in 1961, the culmination of a series of mergers among 13 predecessors, the oldest of which, Union Bank, was founded in 1792. The Trustee is a wholly owned subsidiary of State Street Corporation, a financial holding company. The Trustee will remain the Trustee of the Trust until it is removed, it resigns or the Trust Agreement is terminated. The remuneration received by the Trustee in its capacity as Trustee of the Trust is described in the US Prospectus and reflected in the financial statements contained therein. Absent gross negligence, bad faith, wilful misconduct or wilful malfeasance on its part or reckless disregard of its duties and obligations under the Trust Agreement, the Trustee shall be indemnified from the Trust and held harmless against any loss, liability or expense incurred arising out of or in connection with the acceptance or administration of the Trust and any action taken in accordance with the provisions of the Trust Agreement.

12.	Exercise of Voting Rights on Underlying Securities

The Trustee (rather than the beneficial owners of SPDRs) has the right to vote all of the voting stocks in the Trust, as Trustee. It must vote the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer to the extent permissible and, if not permitted, abstain from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters. There are no restrictions on the Trustee’s right to vote securities or SPDRs when such securities or SPDRs are owned by the Trustee in its individual capacity.

13.	Adjustments to Securities Held by the Trust

The Trust’s portfolio securities are not managed and the Trustee adjusts such securities from time to time to maintain the correspondence between the composition and weightings of the securities held by the Trust and the S&P 500 Index.

14.	Distributions to Beneficial Owners

The Trustee receives all dividends and other cash distributed with respect to the underlying securities in the Trust (including monies realized by the Trustee from the sale of securities options, warrants or other similar rights received on such securities), and distributes them (less fees, expenses and any applicable taxes) through DTC and the DTC Participants to the beneficial owners of the SPDRs. A description of the distribution process is contained on pages 61 to 63 of the US Prospectus. These distribution arrangements will be the same for holders of SPDRs in Singapore, who will receive their entitlements through CDP. Cash dividends distributed to investors in Singapore will be net of expenses incurred by CDP. Where such expenses exceed the amount of the dividend, investors will not receive any dividend.

15.	Consents

PricewaterhouseCoopers LLP, as the auditor of the Trust, has given and has not withdrawn its written consent to the issue of this Prospectus with the inclusion herein of, and reference to, as the case may be, (i) its name and (ii) its report, in the form and context in which it is referred to in this Prospectus. The report referred to in this Prospectus was not prepared by PricewaterhouseCoopers LLP for the purpose of inclusion in this Prospectus.

Katten Muchin Rosenman LLP (as legal advisers to the Sponsor as to US law) has given and has not withdrawn its written consent to the inclusion in this Prospectus or references to its name in the form and context which it appears in this Prospectus.

16.	Important Tax Information

A.	CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material US federal income tax considerations applicable to an investment in SPDRs by a Beneficial Owner (as defined in US Prospectus) who has never been nor will ever be a US citizen or resident for US federal income tax purposes or that is a corporation formed outside the US or that is an estate or trust not taxable in the US on its worldwide income without regard to source (each, a “Foreign Beneficial Owner”). The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that Foreign Beneficial Owners hold SPDRs as capital assets within the meaning of the US Internal Revenue Code of 1986, as amended (the “Code”), do not conduct any trade or business in the US, and do not hold SPDRs in connection with any trade or business. This summary does not address all potential US federal income tax considerations possibly applicable to an investment in SPDRs or to any Foreign Beneficial Owner who or that is (a) treated as a partnership (or other pass-through entity) for US federal income tax purposes, (b) holding SPDRs through a partnership (or other pass-through entity), (c) present in the US for 183 or more days during any tax year (as determined under special counting rules set forth in the Code) or (d) otherwise subject to special tax rules. Prospective Foreign Beneficial Owners are urged to consult their own tax advisors with respect to the specific tax consequences of investing in SPDRs.

Tax Consequences of SPDR Ownership

Ordinary Income Dividends.

In general, ordinary income dividends from the Trust (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to the Foreign Beneficial Owner) will be subject to withholding tax at a rate of 30% or at a lower rate established under an applicable tax treaty. However, for Trust tax years beginning on or before December 31, 2009, interest-related dividends (i.e., dividends derived from certain types of interest-related income) and short-term capital gain dividends (i.e., dividends that are derived from the Trust’s short-term capital gains over net long-term capital losses) generally will not be subject to US withholding tax; provided that a Foreign Beneficial Owner furnishes the Trust with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Foreign Beneficial Owner’s status as foreign and that the Trust does not have actual knowledge or reason to know that the Foreign Beneficial Owner would be subject to withholding tax if the Foreign Beneficial Owner were to receive the related amounts directly rather than as dividends from the Trust. There is no income tax treaty between the US and Singapore.

In general, gain on a sale of a SPDR will be exempt from federal income tax (including individual Foreign withholding at the source) unless, in the case of an individual Foreign Beneficial Owner, such individual Foreign Beneficial Owner is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements.

To claim a credit or refund for any Trust-level taxes on any undistributed long-term capital gains or any taxes collected through back-up withholding, a Foreign Beneficial Owner must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Foreign Beneficial Owner would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Treatment of Capital Gain Distributions and Sales Proceeds

In general, capital gain distributions (i.e., distributions from the excess of net long-term capital gains over net short-term capital losses) and gain on a sale of a SPDR will be exempt from US federal income tax (including withholding at the source).

Backup Withholding

The Trust may be required to report certain information on a Beneficial Owner to the IRS and withhold federal income tax (known as “backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Foreign Beneficial Owner if the Foreign Beneficial Owner fails to provide the Trust with a correct taxpayer identification or a completed exemption certificate (e.g., in the case of a foreign Beneficial Owner, an IRS Form W-8BEN) or if the IRS notifies the Trust that the Foreign Beneficial Owner is subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Beneficial Owner’s federal income tax liability. The amount of any backup withholding from a payment to a Foreign Beneficial Owner is allowed as a credit against the Beneficial Owner’s U.S. federal income tax liability and may entitle the Beneficial Owner to a refund of tax upon prompt filing of a valid refund claim.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a non-resident holder may be refunded or credited against such holder’s US federal income tax liability, if any, provided that the required information is furnished to the IRS.

Information Reporting

In the case of a Foreign Beneficial Owner, the Trust must report to the IRS and the Foreign Beneficial Owner the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends or redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Foreign Beneficial Owner’s country of residence.

B.	CERTAIN SINGAPORE TAX CONSIDERATIONS

The following is a general description of material Singapore income tax, stamp duty and estate duty consequences of the ownership and disposal of SPDRs. The discussion below is not intended to constitute a complete analysis of all tax consequences relating to ownership and disposal of SPDRs by a person who, for purposes of taxation in Singapore, is regarded as a Singapore resident taxpayer or otherwise. Prospective investors of SPDRs should consult their own tax advisors concerning the tax consequences of their particular situations. This description is based on laws, regulations and interpretations now in effect and available as of the date of this Prospectus. The laws, regulations and interpretations, however, may change at any time, and any change could be retroactive to the date of ownership of the SPDRs. These laws and regulations are also subject to various interpretations and the relevant tax authorities or the courts could later disagree with the explanations or conclusions set out below.

General

Subject to certain exceptions, Singapore tax resident and non-resident companies are subject to Singapore income tax on income accruing in or derived from Singapore and on foreign income received or deemed received in Singapore.

Foreign-sourced income in the form of branch profits, dividends and service income received or deemed received in Singapore by a resident corporate taxpayer is, however, tax-exempt if:

•	such income is subject to tax of a similar character to income tax under the law of the jurisdiction from which such income is received;

•	at the time the income is received in Singapore, the highest rate of corporate income tax on income from a trade or business in the jurisdiction from which the income is received is at least 15%; and

•	the Comptroller of Income Tax is satisfied that the tax exemption would be beneficial to the recipient of the foreign income.

The above exemption has been extended to include branch profits, dividends and service income which is exempted from tax of a similar character to income tax as a result of tax incentive granted by a foreign jurisdiction for carrying out substantive activities in that foreign jurisdiction.

Resident and non-resident individuals are generally taxed on income arising in or derived from Singapore.

All foreign-sourced personal income received or deemed received in Singapore on or after 1 January 2004 by a Singapore tax resident individual (except where such income is received through a partnership) will be exempt from tax in Singapore. Certain investment income derived from Singapore sources by individuals on or after 1 January 2004 will also be exempt from tax.

As announced on January 22, 2009 in the Singapore Budget Statement for the Financial Year ending March 31, 2010, temporary relief measures would be made in respect of the taxation of foreign-sourced income:

•	With effect from January 22, 2009, resident non-individuals and resident partners of partnerships in Singapore would be exempted from tax on their remittance of all foreign-sourced income earned/accrued outside Singapore on or before January 21, 2009, if they remit their foreign-sourced income to Singapore during January 22, 2009 to January 21, 2010 (both dates inclusive).

•	The conditions that are currently required for foreign-sourced income to be exempted from tax when remitted into Singapore would be temporarily lifted.

A company is regarded as a tax resident in Singapore if the control and management of its business is exercised in Singapore (for example, if the board of directors meets and makes policy-level decisions in Singapore). An individual is regarded as a tax resident in Singapore for income tax purposes if, in the calendar year preceding the year of assessment, he is physically present in Singapore or exercised an employment in Singapore (other than as a director of a company) for 183 days or more, or if he resides in Singapore.

Tax rates

The corporate tax rate is 18% (reduced from 20% for the Year of Assessment 2007) for the Year of Assessment 2008 (i.e. financial year ending in 2007). The corporate tax rate will be reduced by 1 percentage-point to 17% from the Year of Assessment 2010. In addition, three-quarters of the first SGD10,000 of a company’s chargeable income, and one-half of the next SGD290,000 (increased from SGD90,000 in the Year of Assessment 2007) of a company’s chargeable income is exempt from corporate tax. The remaining chargeable income (after the partial tax exemption) will be taxed at the applicable corporate tax rate. The above tax exemption does not apply to normal Singapore franked dividends received by companies.

Notwithstanding the above, a qualifying newly incorporated Singapore company that is a tax resident in Singapore will be eligible for full tax exemption on the first SGD100,000 of its normal chargeable income (other than Singapore taxable dividends) for each of the company’s first three Years of Assessment effective from the Year of Assessment 2005. With effect from the Year of Assessment 2008, a further 50% tax exemption is given on the next SGD200,000 of a qualifying company’s normal chargeable income (excluding Singapore taxable dividends) for each of the first three consecutive Years of Assessment. The remaining chargeable income (after the tax exemption as described) will be taxed at the applicable corporate tax rate. The qualifying conditions (relating to shareholders) for the tax exemption for new start-up companies will be revised with effect from the Year of Assessment 2009.

Singapore tax resident individuals are subject to tax based on a progressive scale. Since the Year of Assessment 2007 (i.e. calendar year 2006), the top marginal rate is 20%.

Income received by non-Singapore resident individuals will generally be taxed at 20% (subject to certain exceptions).

All tax residents in Singapore will be affected by tax rebates and exemptions granted by the Singapore government from time to time in line with its current financial and fiscal policies.

Ordinary Income Dividends

Dividends paid by the Trust on SPDRs received by a Singapore resident individual in Singapore will generally be exempt from tax in Singapore (except where such income is received through a partnership).

Dividends on SPDRs received by a Singapore resident company in Singapore will be liable to tax in Singapore at the corporate income tax rate, unless an exemption or concessionary rates are applicable to them.

Gains on Disposal of the SPDRs

Singapore does not impose tax on capital gains. However, gains or profits from any trade, business, profession or vocation will be subject to Singapore income tax. Any profits from the disposal of SPDRs are not taxable in Singapore unless the seller is regarded as having derived gains of an income nature, in which case, such profits would be taxable. In addition, holders of the SPDRs who are adopting Financial Reporting Standards 39 (“FRS 39”) for Singapore income tax purposes may be required to recognise gains or losses, irrespective of disposal, in accordance with FRS 39. Please see the section below on “Adoption of FRS 39 treatment for Singapore income tax purposes”.

Adoption of FRS 39 treatment for Singapore income tax purposes

On 30 December 2005, the Inland Revenue Authority of Singapore issued a circular entitled “Income Tax Implications arising from the adoption of FRS 39-Financial Instruments: Recognition and Measurement” (the “FRS 39 Circular”).

The Income Tax (Amendment) Act 2007 that contains legislative amendments to give effect to the FRS 39 Circular was gazetted on 13 February 2007. The relevant provisions shall be deemed to have come into operation on January 1, 2005 and generally apply, subject to certain “opt-out” provisions, to taxpayers who are required to comply with FRS 39 for financial reporting purposes.

Holders of the SPDRs who may be subject to the tax treatment under the FRS 39 Circular should consult their own accounting and tax advisers regarding Singapore income tax consequences.

Stamp Duty

Stamp duty is not applicable to electronic transfers of the SPDRs through the CDP system.

Estate Duty

The Singapore government announced on February 15, 2008 that the estate duty would be abolished for deaths occurring on and after February 15, 2008.

Prospectus

STANDARD & POOR’S DEPOSITARY RECEIPTS®
(“SPDRs”)
SPDR Trust, Series 1
(A Unit Investment Trust)

•	SPDR Trust is an exchange traded fund designed to generally correspond to the price and yield performance of the S&P 500® Index.

•	SPDR Trust holds all of the S&P 500 Index stocks.

•	Each SPDR represents an undivided ownership interest in the SPDR Trust.

•	The SPDR Trust issues and redeems SPDRs only in multiples of 50,000 SPDRs in exchange for S&P 500 Index stocks and cash.

•	Individual SPDRs trade on NYSE Arca, Inc. like any other equity security.

•	Minimum trading unit: 1 SPDR.

SPONSOR: PDR SERVICES LLC
(Wholly Owned by NYSE Euronext)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus Dated February 24, 2009

COPYRIGHT 2009 PDR Services LLC

STANDARD & POOR’S DEPOSITARY RECEIPTS (“SPDRs”)
SPDR TRUST, SERIES 1

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500®”, “500”, “Standard & Poor’s Depositary Receipts®”, “SPDR®” and “SPDRs®” are trademarks of The McGraw-Hill Companies, Inc. State Street Global Markets, LLC is permitted to use these trademarks pursuant to a “License Agreement” with Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and SPDR Trust, Series 1, is permitted to use these trademarks pursuant to a sublicense from State Street Global Markets, LLC. SPDR Trust, Series 1 is not, however, sponsored by or affiliated with Standard & Poor’s or The McGraw-Hill Companies, Inc.

i

SUMMARY

Essential Information as of September 30, 2008*

Glossary:	All defined terms used in this Prospectus and page numbers on which their definitions appear are listed in the Glossary.

Total Trust Assets:	$93,605,887,124

Net Trust Assets:	$92,963,265,733

Number of SPDRs:	797,825,573

Fractional Undivided Interest in the Trust Represented by each SPDR:	1/797,825,573th

Dividend Record Dates:	Quarterly, on the second (2nd) Business Day after the third Friday in each of March, June, September and December.

Dividend Payment Dates:	Quarterly, on the last Business Day of April, July, October and January.

Trustee’s Annual Fee:	From 6/100 of one percent to 10/100 of one percent, based on the NAV of the Trust, as the same may be adjusted by certain amounts.

Estimated Ordinary Operating Expenses of the Trust:	9.45/100 of one percent (0.0945%) (after a waiver of a portion of Trustee’s annual fee).**

NAV per SPDR (based on the value of the Portfolio Securities, other net assets of the Trust and number of SPDRs outstanding):	$116.52

Evaluation Time:	Closing time of the regular trading session on the New York Stock Exchange LLC. (ordinarily 4:00 p.m. New York time).

Licensor:	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Mandatory Termination Date:	The Trust is scheduled to terminate no later than January 22, 2118, but may terminate earlier under certain circumstances.

Discretionary Termination:	The Trust may be terminated if at any time the value of the securities held by the Trust is less than $350,000,000, as adjusted for inflation. The Trust may also be terminated under other circumstances.

Fiscal Year End:	September 30

Market Symbol:	SPDRs trade on NYSE Arca, Inc. under the symbol “SPY”.

CUSIP:	78462F103

*	The Trust Agreement became effective, the initial deposit was made, and the Trust commenced operation on January 22, 1993 (“Initial Date of Deposit”).

**	Ordinary operating expenses of the Trust are estimated to be 0.0945% after consideration of the earnings credits and the contractual Trustee fee waiver in effect through February 1, 2010. As of the fiscal year ended September 30, 2008, gross ordinary operating expenses of the Trust were 0.1033%. Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until February 1, 2010, but may thereafter discontinue this voluntary waiver policy. The Trustee’s fee waiver will be calculated after earnings credits are applied. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves, if any, for that account required by the Federal Reserve Board of Governors. See “Expenses of the Trust — Trustee Fee Scale” for a description of the Trustee’s fee.

Highlights

•	SPDRs are Ownership Interests in the SPDR Trust

SPDR Trust, Series 1 (“Trust”) is a unit investment trust that issues securities called “Standard & Poor’s Depositary Receipts” or “SPDRs.” The Trust is organized under New York law and is governed by an amended and restated trust agreement between State Street Bank and Trust Company (“Trustee”) and PDR Services LLC (“Sponsor”), dated as of January 1, 2004 and effective as of January 27, 2004, as amended (“Trust Agreement”). The Trust is an investment company registered under the Investment Company Act of 1940. SPDRs represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s 500 Composite Stock Price Index® (“S&P 500 Index”).

•	SPDRs Should Closely Track the Value of the Stocks Included in the S&P 500 Index

SPDRs intend to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index. Current information regarding the value of the S&P 500 Index is available from market information services. Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), obtains information for inclusion in, or for use in the calculation of, the S&P 500 Index from sources S&P considers reliable. None of S&P, the Sponsor, the Trust, the Trustee or NYSE Arca, Inc. or its affiliates accepts responsibility for or guarantees the accuracy and/or completeness of the S&P 500 Index or any data included in the S&P 500 Index.

The Trust holds the Portfolio and cash and is not actively “managed” by traditional methods, which typically involve effecting changes in the Portfolio on the basis of judgments made relating to economic, financial and market considerations. To maintain the correspondence between the composition and weightings of stocks held by the Trust (“Portfolio Securities” or, collectively, “Portfolio”) and component stocks of the S&P 500 Index (“Index Securities”), the Trustee adjusts the Portfolio from time to time to conform to periodic changes in the identity and/or relative weightings of Index Securities. The Trustee aggregates certain of these adjustments and makes changes to the Portfolio at least monthly or more frequently in the case of significant changes to the S&P 500 Index. Any change in the identity or weighting of an Index Security will result in a corresponding adjustment to the prescribed Portfolio Deposit effective on any day that the New York Stock Exchange LLC (“NYSE”) is open for business (“Business Day”) following the day on which the change to the S&P 500 Index takes effect after the close of the market.

The value of SPDRs fluctuates in relation to changes in the value of the Portfolio. The market price of each individual SPDR may not be identical to the net asset value (“NAV”) of such SPDR but, historically, these two valuations have generally been close.

•	SPDRs are Listed and Trade on NYSE Arca, Inc.

SPDRs are listed for trading on NYSE Arca, Inc. (“Exchange” or “NYSE Arca”), and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day. SPDRs are traded on the Exchange in 100 SPDR round lots, but can be traded in odd lots of as little as one SPDR. The Exchange may halt trading of SPDRs under certain circumstances as summarized herein, see “Exchange Listing”.

•	Brokerage Commissions on SPDRs

Secondary market purchases and sales of SPDRs are subject to ordinary brokerage commissions and charges.

•	The Trust Issues and Redeems SPDRs in Multiples of 50,000 SPDRs Called “Creation Units”

The Trust issues and redeems SPDRs only in specified large lots of 50,000 SPDRs or multiples thereof referred to as “Creation Units.” Fractional Creation Units may be created or redeemed only in limited circumstances.*

Creation Units are issued by the Trust to anyone who, after placing a creation order with ALPS Distributors, Inc. (“Distributor”), deposits with the Trustee a specified portfolio of Index Securities and a cash payment generally equal to dividends (net of expenses) accumulated up to the time of deposit. If the Trustee determines that one or more Index Securities are likely to be unavailable, or available in insufficient quantity, for delivery upon creation of Creation Units, the Trustee may permit the cash equivalent value of one or more of these Index Securities to be included in the Portfolio Deposit as a part of the Cash Component in lieu thereof. If a creator is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may permit the cash equivalent value of such Index Securities to be included in the Portfolio Deposit based on the market value of such Index Securities as of the Evaluation Time on the date such creation order is deemed received by the Distributor as part of the Cash Component in lieu of the inclusion of such Index Securities in the stock portion of the Portfolio Deposit.

Creation Units are redeemable in kind only and are not redeemable for cash. Upon receipt of one or more Creation Units, the Trust delivers to the redeeming holder a portfolio of Index Securities (based on NAV of the Trust), together with a cash payment. Each redemption has to be accompanied by a Cash Redemption Payment that on any given Business Day is an amount identical to the Cash Component of a Portfolio Deposit. If the Trustee determines that one or more Index Securities are

 *  See, however, the discussion of termination of the Trust in this Summary and “Dividend Reinvestment Service,” for a description of the circumstances in which SPDRs may be redeemed or created by the Trustee in less than a Creation Unit size aggregration of 50,000 SPDRs.

likely to be unavailable or available in insufficient quantity for delivery by the Trust upon the redemption of Creation Units, the Trustee may deliver the cash equivalent value of one or more of these Index Securities, based on their market value as of the Evaluation Time on the date the redemption order is deemed received by the Trustee, as part of the Cash Redemption Payment in lieu thereof.

•	Creation Orders Must be Placed with the Distributor

All orders to create Creation Units must be placed with the Distributor. To be eligible to place these orders, an entity or person must be (a) a “Participating Party,” or (b) a DTC Participant, and in each case must have executed an agreement with the Distributor and the Trustee, as may be amended from time to time (“Participant Agreement”). The term “Participating Party” means a broker-dealer or other participant in the SPDR Clearing Process, through the Continuous Net Settlement (“CNS”) System of the National Securities Clearing Corporation (“NSCC”), a clearing agency registered with the Securities and Exchange Commission (“SEC”). Payment for orders is made by deposits with the Trustee of a portfolio of securities, substantially similar in composition and weighting to Index Securities, and a cash payment in an amount equal to the Dividend Equivalent Payment, plus or minus the Balancing Amount. “Dividend Equivalent Payment” is an amount equal, on a per Creation Unit basis, to the dividends on the Portfolio (with ex-dividend dates within the accumulation period), net of expenses and accrued liabilities for such period (including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted, if any, and (ii) accrued fees of the Trustee and other expenses of the Trust (including legal and auditing expenses) and other expenses not previously deducted), calculated as if all of the Portfolio Securities had been held for the entire accumulation period for such distribution. The Dividend Equivalent Payment and the Balancing Amount collectively are referred to as “Cash Component” and the deposit of a portfolio of securities and the Cash Component collectively are referred to as a “Portfolio Deposit.” Persons placing creation orders with the Distributor must deposit Portfolio Deposits either (i) through the CNS clearing process of NSCC, as such processes have been enhanced to effect creations and redemptions of Creation Units, such processes referred to herein as the “SPDR Clearing Process,” or (ii) with the Trustee outside the SPDR Clearing Process (i.e. through the facilities of DTC).

The Distributor acts as underwriter of SPDRs on an agency basis. The Distributor maintains records of the orders placed with it and the confirmations of acceptance and furnishes to those placing such orders confirmations of acceptance of the orders. The Distributor also is responsible for delivering a prospectus to persons creating SPDRs. The Distributor also maintains a record of the delivery instructions in response to orders and may provide certain other administrative services, such as those related to state securities law compliance.

The Distributor is a corporation organized under the laws of the State of Colorado and is located at 1290 Broadway, Suite 1100, Denver, CO 80203, toll free number: 1-800-843-2639. The Distributor is a registered broker-dealer and a member of FINRA (the successor organization to the National Association of Securities Dealers, Inc.). The Sponsor of the Trust pays the Distributor for its services a flat annual fee. The Sponsor will not seek reimbursement for such payment from the Trust without obtaining prior exemptive relief from the SEC.

•	Expenses of the Trust

The expenses of the Trust are accrued daily and reflected in the NAV of the Trust. After reflecting waivers (including earnings credits as a result of uninvested cash balances of the Trust), the Trust currently is accruing ordinary operating expenses at an annual rate of 0.0945%.

Shareholder Fees:*	None*
(fees paid directly from your investment)

Estimated Trust Annual Ordinary Operating Expenses:

As a % of
Current Trust Annual Ordinary Operating Expenses	Trust Net Assets

Trustee’s Fee**	0.0569%
S&P License Fee	0.0306%
Marketing	0.0200%
Registration Fee	0.0025%
Other Operating Expenses	0.0007%

Total:	0.1107%
Trustee Waiver**	(0.0162)%

Net Expenses After Waiver	0.0945%

Future expense accruals will depend primarily on the level of the Trust’s net assets and the level of expenses.

*	Investors do not pay shareholder fees directly from their investment, but purchases and redemptions of Creation Units are subject to Transaction Fees (described below in “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”), and purchases and sales of SPDRs in the secondary market are subject to ordinary brokerage commissions and charges (described above in “Brokerage Commissions on SPDRs”).

**	Until February 1, 2010, the Trustee has agreed to waive a portion of its fee to the extent operating expenses exceed 0.0945% after taking into consideration the earnings credit with respect to uninvested cash balances of the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. Thereafter, the Trustee may discontinue this voluntary waiver policy. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.0945% of the Trust’s daily NAV.

•	Bar Chart and Table

The bar chart below and the table on the next page entitled “Average Annual Total Returns (for periods ending December 31, 2008)” (“Table”) provide some indication of the risks of investing in the Trust by showing the variability of the Trust’s returns based on net assets and comparing the Trust’s performance to the performance of the S&P 500 Index. Past performance (both before and after tax) is not necessarily an indication of how the Trust will perform in the future.

The after-tax returns presented in the Table are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold SPDRs through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The total returns in the bar chart below, as well as the total and after-tax returns presented in the Table, do not reflect Transaction Fees payable by those persons purchasing and redeeming Creation Units, nor do they reflect brokerage commissions incurred by those persons purchasing and selling SPDRs in the secondary market (see footnotes (3) and (4) to the Table).

This bar chart shows the performance of the Trust for each full calendar year for the past 10 years ended December 31, 2008. During the period shown above (January 1, 1999 through December 31, 2008), the highest quarterly return for the Trust was 15.31% for the quarter ended June 30, 2003, and the lowest was −21.92% for the quarter ended December 31, 2008.

(1)	Total return figures are calculated assuming the reinvested price for the 12/19/08 income distribution is the 12/31/08 NAV. The actual reinvestment price is the 1/30/09 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

Average Annual Total Returns (for periods ending December 31, 2008)

	Past	Past	Past
	One Year	Five Years	Ten Years

SPDR Trust, Series 1
Return Before Taxes(1)(2)(3)(4)	−36.88%	−2.23%	−1.45%
Return After Taxes on Distributions(1)(2)(3)(4)	−37.16%	−2.54%	−1.82%
Return After Taxes on Distributions and Redemption of Creation Units(1)(2)(3)(4)	−23.62%	−1.82%	−1.30%
S&P 500 Index(5)	−37.00%	−2.19%	−1.38%

(1)	Total return figures are calculated assuming the reinvested price for the 12/19/08 income distribution is the 12/31/08 NAV. The actual reinvestment price is the 1/30/09 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

(2)	Includes all applicable ordinary operating expenses set forth above in the section of “Highlights” entitled “Expenses of the Trust”.

(3)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed below in the section of “Highlights” entitled “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”. If these amounts were reflected, returns would be less than those shown.

(4)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of SPDRs in the secondary market as discussed above in the section of “Highlights” entitled “Brokerage Commissions on SPDRs”. If these amounts were reflected, returns would be less than those shown.

(5)	Does not reflect deductions for taxes, operating expenses, Transaction Fees, brokerage commissions, or fees of any kind.

SPDR TRUST, SERIES 1

GROWTH OF $10,000 INVESTMENT
SINCE INCEPTION(1)

(1)	Past performance is not necessarily an indication of how the Trust will perform in the future.

(2)	Effective as of September 30, 1997 the Trust’s fiscal year end changed from December 31 to September 30.

•	A Transaction Fee is Payable for Each Creation and for Each Redemption of Creation Units

The transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the SPDR Clearing Process (“Transaction Fee”) is non-refundable, regardless of the NAV of the Trust. This Transaction Fee is the lesser of $3,000 or 10/100 of one percent (10 basis points) of the value of one Creation Unit at the time of creation (“10 Basis Point Limit”) per Participating Party per day, regardless of the number of Creation Units created or redeemed on such day. The Transaction Fee is currently $3,000.

For creations and redemptions outside the SPDR Clearing Process, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day. Under the current schedule, therefore, the total fee charged in connection with creation or redemption outside the SPDR Clearing Process would be $3,000 (the Transaction Fee for the creation or redemption of one Creation Unit) plus an additional amount up to $9,000 (3 times $3,000), for a total not to exceed $12,000. Creators and redeemers restricted from engaging in transactions in one or more Index Securities may pay the Trustee the Transaction Fee and may pay an additional amount per Creation Unit not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

•	SPDRs are Held in Book Entry Form Only

The Depository Trust Company (“DTC”) or its nominee is the record or registered owner of all outstanding SPDRs. Beneficial ownership of SPDRs is shown on the records of DTC or its participants (owners of such beneficial interests are referred to herein as “Beneficial Owners”). Individual certificates are not issued for SPDRs. See “The Trust—Depository; Book-Entry-Only System.”

•	SPDRs Make Periodic Dividend Payments

SPDR holders receive on the last Business Day of April, July, October and January an amount corresponding to the amount of any cash dividends declared on the Portfolio Securities during the applicable period, net of fees and expenses associated with operation of the Trust, and taxes, if applicable. Because of such fees and expenses, the dividend yield for SPDRs is ordinarily less than that of the S&P 500 Index. Investors should consult their tax advisors regarding tax consequences associated with Trust dividends, as well as those associated with SPDR sales or redemptions.

Quarterly distributions based on the amount of dividends payable with respect to Portfolio Securities and other income received by the Trust, net of fees and expenses, and taxes, if applicable, are made via DTC and its participants to Beneficial Owners on each Dividend Payment Date. Any capital gain income recognized by the Trust in any taxable year that is not previously treated as distributed during the year ordinarily is to be distributed at least annually in January of the following taxable year. The Trust may make additional distributions shortly after the end of the year in order to satisfy certain distribution requirements imposed by the Internal Revenue Code of 1986, as amended (“Code”). Although all distributions are currently made quarterly, under certain limited circumstances the Trustee may vary the periodicity with which distributions are made. Those Beneficial Owners interested in reinvesting their quarterly distributions may participate through DTC Participants in the DTC Dividend Reinvestment Service (“Service”) available through certain brokers. See “The Trust—Depository; Book-Entry-Only System.” Under limited certain circumstances, special dividend payments also may be made to the Beneficial Owners. See “Administration of the Trust—Distributions to Beneficial Owners.”

•	The Trust Intends to Qualify as a Regulated Investment Company

For the fiscal year ended September 30, 2008, the Trust believes that it qualified for tax treatment as a “regulated investment company” under Subchapter M of the Code. The Trust intends to continue to so qualify and to distribute annually its entire investment company taxable income and net capital gain. Distributions that are taxable as ordinary income to Beneficial Owners generally are expected to constitute qualified dividend income eligible (a) for the maximum 15% tax rate for non-corporate taxpayers through 2009 and (b) for federal income tax purposes for the dividends-received deduction available to many corporations to the extent of qualified dividend income received by the Trust. The Trust’s regular quarterly distributions are based on the dividend performance of the Portfolio during such quarterly distribution period rather than the actual taxable income of the Trust. As a result, a portion of the distributions of the Trust may be treated as a return of capital or a capital gain dividend for federal income tax purposes or the Trust may be required to make additional distributions to maintain its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

•	Termination of the Trust

The Trust has a specified lifetime term. The Trust is scheduled to terminate on the first to occur of (a) January 22, 2118 or (b) the date 20 years after the death of the last survivor of eleven persons named in the Trust Agreement, the oldest of whom was born in 1990 and the youngest of whom was born in 1993. Upon termination, the Trust may be liquidated and pro rata shares of the assets of the Trust, net of certain fees and expenses, distributed to holders of SPDRs.

•	Restrictions on Purchases of SPDRs by Investment Companies

Purchases of SPDRs by investment companies are subject to restrictions set forth in Section 12(d)(1) of the Investment Company Act of 1940. The Trust has received an SEC order that permits registered investment companies to invest in SPDRs beyond these limits, subject to certain conditions and terms. One such condition is that registered investment companies relying on the order must enter into a written agreement with the Trust. Registered investment companies wishing to learn more about the order and the agreement should telephone 1-800-843-2639.

The Trust itself is also subject to the restrictions of Section 12(d)(1). This means that (a) the Trust cannot invest in any registered investment company, to the extent that the Trust would own more than 3% of that registered investment company’s outstanding share position, (b) the Trust cannot invest more than 5% of its total assets in the securities of any one registered investment company, and (c) the Trust cannot invest more than 10% of its total assets in the securities of registered investment companies in the aggregate.

Risk Factors

Investors can lose money by investing in SPDRs. Investors should carefully consider the risk factors described below together with all of the other information included in this Prospectus before deciding to invest in SPDRs.

Investment in the Trust involves the risks inherent in an investment in any equity security.  An investment in the Trust is subject to the risks of any investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. The value of Portfolio Securities may fluctuate in accordance with changes in the financial condition of the issuers of Portfolio Securities (particularly those that are heavily weighted in the S&P 500 Index), the value of common stocks generally and other factors. The identity and weighting of Index Securities and the Portfolio Securities also change from time to time.

The financial condition of the issuers may become impaired or the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Portfolio and thus in the value of SPDRs). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks of any given issuer incur more risk than holders of preferred stocks and debt obligations of the issuer because the rights of common stockholders, as owners of the issuer, generally are inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, such issuer. Further, unlike debt securities that typically have a stated principal amount payable at maturity, or preferred stocks that typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. The value of the Portfolio may be expected to fluctuate over the entire life of the Trust.

There can be no assurance that the issuers of Portfolio Securities will pay dividends. Distributions generally depend upon the declaration of dividends by the issuers of Portfolio Securities and the declaration of such dividends generally depends upon various factors, including the financial condition of the issuers and general economic conditions.

The Trust is not actively managed.  The Trust is not actively “managed” by traditional methods, and therefore the adverse financial condition of an issuer will not result in the elimination of its stocks from the Portfolio unless the stocks of such issuer are removed from the S&P 500 Index.

A liquid trading market for certain Portfolio Securities may not exist.  Although most of the Portfolio Securities are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain Portfolio Securities may depend on whether dealers will make a market in such stocks.

There can be no assurance that a market will be made for any Portfolio Securities, that any market will be maintained or that any such market will be or remain liquid. The price at which Portfolio Securities may be sold and the value of the

Portfolio will be adversely affected if trading markets for Portfolio Securities are limited or absent.

The Trust may not always be able exactly to replicate the performance of the S&P 500 Index.  It is possible that the Trust may not always fully replicate the performance of the S&P 500 Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances. In addition, the Trust is not able to replicate exactly the performance of the S&P 500 Index because the total return generated by the Portfolio is reduced by Trust expenses and transaction costs incurred in adjusting the actual balance of the Portfolio.

Investment in the Trust may have adverse tax consequences.  Investors in the Trust should also be aware that there are tax consequences associated with the ownership of SPDRs resulting from the distribution of Trust dividends and sales of SPDRs as well as under certain circumstances the sales of stocks held by the Trust in connection with redemptions.

NAV may not always correspond to market price.  The NAV of SPDRs in Creation Unit size aggregations and, proportionately, the NAV per SPDR, changes as fluctuations occur in the market value of Portfolio Securities. Investors should be aware that the aggregate public trading market price of 50,000 SPDRs may be different from the NAV of a Creation Unit (i.e., 50,000 SPDRs may trade at a premium over, or at a discount to, the NAV of a Creation Unit) and similarly the public trading market price per SPDR may be different from the NAV of a Creation Unit on a per SPDR basis. This price difference may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for SPDRs is closely related to, but not identical to, the same forces influencing the prices of Index Securities trading individually or in the aggregate at any point in time. Investors also should note that the size of the Trust in terms of total assets held may change substantially over time and from time to time as Creation Units are created and redeemed.

The Exchange may halt trading in SPDRs.  SPDRs are listed for trading on NYSE Arca under the market symbol SPY. Trading in SPDRs may be halted under certain circumstances as summarized herein (see “Exchange Listing”). Also, there can be no assurance that the requirements of the Exchange necessary to maintain the listing of SPDRs will continue to be met or will remain unchanged. The Trust will be terminated if SPDRs are delisted from the Exchange.

SPDRs are subject to market risks.  SPDRs are subject to the risks other than those inherent in an investment in equity securities, discussed above, in that the selection of the stocks included in the Portfolio, the expenses associated with the Trust, or other factors distinguishing an ownership interest in a trust from the direct ownership of a portfolio of stocks may affect trading in SPDRs.

The regular settlement period for Creation Units may be reduced.  Except as otherwise specifically noted, the time frames for delivery of stocks, cash, or SPDRs in connection with creation and redemption activity within the SPDR Clearing

Process are based on NSCC’s current “regular way” settlement period of three (3) days during which NSCC is open for business (each such day an “NSCC Business Day”). NSCC may, in the future, reduce such “regular way” settlement period, in which case there may be a corresponding reduction in settlement periods applicable to SPDR creations and redemptions.

Clearing and settlement of Creation Units may be delayed or fail.  The Trustee delivers a portfolio of stocks for each Creation Unit delivered for redemption substantially identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect on the date the request for redemption is deemed received by the Trustee. If redemption is processed through the SPDR Clearing Process, the stocks that are not delivered are covered by NSCC’s guarantee of the completion of such delivery. Any stocks not received on settlement date are marked-to-market until delivery is completed. The Trust, to the extent it has not already done so, remains obligated to deliver the stocks to NSCC, and the market risk of any increase in the value of the stocks until delivery is made by the Trust to NSCC could adversely affect the NAV of the Trust. Investors should note that the stocks to be delivered to a redeemer submitting a redemption request outside of the SPDR Clearing Process that are not delivered to such redeemer are not covered by NSCC’s guarantee of completion of delivery.

SPDR TRUST SERIES 1
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustee and Unitholders of SPDR Trust, Series 1

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SPDR Trust, Series 1 (the “Trust”) at September 30, 2008, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 24, 2008

SPDR Trust Series 1
Statement of Assets and Liabilities
September 30, 2008

Assets
Investments in securities, at value (including affiliated investments at value of $224,536,018)	$92,935,982,898
Cash	389,535,241
Receivable for investments sold	162,527,751
Receivable for SPDR’s issued in-kind	1,118,286
Dividends receivable	116,722,948

Total Assets	93,605,887,124

Liabilities
Payable for investments purchased	168,541,185
Accrued Trustee expense	13,110,575
Income distribution payable	439,719,157
Accrued expenses and other liabilities	21,250,474

Total Liabilities	642,621,391

Net Assets	$92,963,265,733

Net Assets Represented by:
Paid in surplus	$122,055,127,645
Distribution in excess of net investment income	(439,719,151)
Accumulated net realized loss on investments	(9,042,734,468)
Net unrealized depreciation on investments	(19,609,408,293)

Net Assets	$92,963,265,733

Net asset value per SDPR	$116.52

Units of fractional undivided interest
(“SPDRs”) outstanding, unlimited units authorized, $0.00 par value	797,825,573

Cost of investments (including cost of affiliated investments of $280,233,025)	$112,545,391,191

See accompanying notes to financial statements.

SPDR Trust Series 1
Statements of Operations

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2008	2007	2006

Investment Income
Dividend income – unaffiliated issuers	$1,628,431,147	$1,230,919,171	$1,039,969,618
Dividend income – affiliated issuers	2,890,454	1,534,780	1,232,565

Total Investment Income	1,631,321,601	1,232,453,951	1,041,202,183

Expenses
Trustee expense	36,310,380	39,138,318	33,325,993
Marketing expense	18,115,010	12,846,106	12,253,449
S&P license fee	23,977,390	22,480,686	19,060,993
Legal and audit services	155,059	131,502	128,941
Other expenses	2,341,136	985,568	799,386

Total expenses	80,898,975	75,582,180	65,568,762
Trustee expense waiver	(6,923,474)	(4,970,832)	(11,108,781)

Net expenses	73,975,501	70,611,348	54,459,981
Trustee earnings credits	—	(18,950,100)	(8,560,492)

Net expenses after Trustee earnings credits	73,975,501	51,661,248	45,899,489

Net Investment Income	1,557,346,100	1,180,792,703	995,302,694

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	(8,458,807,396)	8,384,712,286	2,976,847,607
Investment transactions — affiliated issuers	19,363,771	12,487,253	(12,302,877)
Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(12,549,019,477)	451,101,267	2,090,504,058
Investment transactions — affiliated issuers	(54,343,615)	(3,623,083)	8,531,665

Net Realized and Unrealized Gain/(Loss) on Investments	(21,042,806,717)	8,844,677,723	5,063,580,453

Net increase (decrease) in net assets resulting from operations	$(19,485,460,617)	$10,025,470,426	$6,058,883,147

See accompanying notes to financial statements.

SPDR Trust Series 1
Statements of Changes in Net Assets

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,
	2008	2007	2006

Increase (decrease) in net assets resulting from operations:
Net investment income	$1,557,346,100	$1,180,792,703	$995,302,694
Net realized gain (loss) on investment transactions	(8,439,443,625)	8,397,199,539	2,964,544,730
Net change in unrealized appreciation (depreciation)	(12,603,363,092)	447,478,184	2,099,035,723

Net increase/(decrease) in net assets resulting from operations	(19,485,460,617)	10,025,470,426	6,058,883,147

Net equalization credits and charges	218,645,921	115,289,393	64,697,330

Distributions to unitholders from net investment income	(1,782,447,532)	(1,323,001,746)	(1,059,134,562)

Net increase (decrease) in net assets from issuance and redemption of SPDRs	35,374,061,407	12,234,823,506	5,492,844,774

Net increase (decrease) in net assets during period	14,324,799,179	21,052,581,579	10,557,290,689
Net assets at beginning of period	78,638,466,554	57,585,884,975	47,028,594,286

Net assets end of period*	$92,963,265,733	$78,638,466,554	$57,585,884,975

* Includes undistributed (distribution in excess of) net investment income	$(439,719,151)	$(354,299,342)	$(212,090,299)

See accompanying notes to financial statements.

SPDR Trust Series 1
Financial Highlights
Selected data for a SPDR outstanding during the year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2008	2007	2006	2005	2004

Net asset value, beginning of year	$152.48	$133.53	$122.85	$111.78	$99.87

Investment Operations:
Net investment income	2.72(4)	2.66(4)	2.32(4)	2.40(3)	1.81
Net realized and unrealized gain (loss) on investments	(36.28)	18.75	10.54	10.97	11.71

Total from investment operations	(33.56)	21.41	12.86	13.37	13.52

Net equalization credits and charges	0.38	0.26	0.15	0.10	0.18

Less distributions from:
Net investment income	(2.78)	(2.72)	(2.33)	(2.40)	(1.79)

Net asset value, end of year	$116.52	$152.48	$133.53	$122.85	$111.78

Total investment return(5)	(21.84)%	16.31%	10.64%	12.11%	13.62%
Ratios and supplemental data
Ratio to average net assets:
Net investment income	1.99%	1.86%	1.83%	2.02%	1.63%
Total expenses(1)	0.09%	0.08%	0.08%	0.10%	0.11%
Total expenses excluding Trustee earnings credit	0.11%	0.11%	0.10%	0.10%	0.11%
Total expenses excluding Trustee earnings credit and fee waivers	0.11%	0.12%	0.12%	0.13%	0.13%
Portfolio turnover rate(2)	4.56%	2.95%	3.70%	6.01%	2.23%
Net assets, end of year (000’s)	$92,963,266	$78,638,467	$57,585,885	$47,028,594	$45,715,925

(1)	Net of expenses reimbursed by the Trustee.

(2)	Portfolio turnover ratio excludes securities received or delivered from processing creations or redemptions of SPDRs.

(3)	Net investment income per unit reflects receipt of a special one time dividend from a portfolio holding. The effect of this dividend amounted to $0.40 per share.

(4)	Per share numbers have been calculated using the average shares method.

(5)	Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Broker commission charges are not included in the calculation.

See accompanying notes to financial statements.

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2008

Note 1 —	Organization

SPDR Trust, Series 1 (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Composite Price Index (the “S&P Index”). Each unit of fractional undivided interest in the Trust is referred to as a Standard & Poor’s Depositary Receipt (“SPDR”). The Trust commenced operations on January 22, 1993 upon the initial issuance of 150,000 SPDRs (equivalent to three “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Trust Agreement, the Sponsor and Trustee (each as defined below) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience the Trust expects the risk of material loss to be remote.

Note 2 —	Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the Trustee to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

Security Valuation

The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” or the “Statement”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As a result, the Trust will adopt SFAS 157 for the fiscal year beginning October 1, 2008. The Trustee is evaluating the application of the Statement

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2008

Note 2 — Significant Accounting Policies – (continued)

to the Trust, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the Trust’s financial statements.

Investment Risk

The Trust invests in various investments which are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the S&P Index. The values of equity securities could decline generally or could underperform other investments. Further, a Fund would not sell an equity security because the security’s issuer was in financial trouble unless that security is removed from the S&P Index.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its unitholders quarterly. The Trust will distribute net realized capital gains, if any, at least annually.

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s units, equivalent on a per unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per unit is unaffected by sales or reacquisitions of the Trust’s units.

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2008

Note 2 — Significant Accounting Policies – (continued)

Federal Income Tax

The Trust has qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying and electing, the Trust will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income and capital gains, if any, the Trust will not be subject to federal excise tax. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for income equalization, in-kind transactions and losses deferred due to wash sales. Net investment income per share calculations in the financial highlights for all years presented exclude these differences.

During 2008, the Trust reclassified $5,640,041,466 of non-taxable security losses realized in the in-kind redemption of Creation Units (Note 4) as a decrease to paid in surplus in the Statement of Assets and Liabilities. At September 30, 2008, the Trust had capital loss carryforwards of $403,831,303, $472,492,447, $1,530,834,020, $445,024,832, $380,379,645, $1,174,140,896, $1,056,971,322 and $916,001,003 which will expire on September 30, 2009, September 30, 2010, September 30, 2011, September 30, 2012, September 30, 2013, September 30, 2014, September 30, 2015 and September 30, 2016, respectively. The Trust incurred losses of $2,417,956,389 during the period November 1, 2007 through September 30, 2008 that were deferred for tax purposes until fiscal 2009.

The tax character of distributions paid during the year ended September 30, 2008 was $1,782,447,532 of ordinary income. The tax character of distributions paid during the year ended September 30, 2007 was $1,323,001,746 of ordinary income. The tax character of distributions paid during the year ended September 30, 2006 was $1,059,134,562 of ordinary income.

As of September 30, 2008, the components of distributable earnings (excluding unrealized appreciation/(depreciation)) on the tax basis were undistributed ordinary income of $0 and undistributed long term capital gain of $0.

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48” or the “Interpretation”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax return to determine whether the tax positions are

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2008

Note 2 — Significant Accounting Policies – (continued)

“more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.

The Trust adopted the provisions of FIN 48 on October 1, 2007. Management evaluated the implications of FIN 48 and determined that the tax positions met the “more-likely than not” threshold. There was no impact resulting from the adoption of this Interpretation on the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. It is the Trust’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements.

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, State Street Bank and Trust Company (the “Trustee”) maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides certain administrative services. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the S&P 500 Index. For these services, the Trustee received a fee at the following annual rates for the year ended September 30, 2008:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust

$0 - $499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount
$500,000,000 - $2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount
$2,500,000,000 - and above	6/100 of 1% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of SPDRs and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended September 30, 2008, the Adjustment Amount reduced the Trustee’s fee by $11,258,192. The Adjustment Amount included an excess of net transaction fees from processing orders of $2,518,089 and a Trustee earnings credit of $8,740,103. Prior to 2008, the Trustee earnings credits were presented separately on the Statements of Operation.

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2008

Note 3 — Transactions with the Trustee and Sponsor – (continued)

Effective November 1, 2006, the Trustee changed the method of computing the Adjustment Amount to the Trustee Fee such that all income earned with respect to cash held for the benefit of the Trust is credited against the Trustee’s Fee. In addition, during the period from December 1, 2006 through December 31, 2006, the Trustee applied incremental cash balance credits of $5,918,238.

The Trustee voluntarily agreed to waive a portion of its fee, as needed, for one year through February 1, 2009, so that the total operating expenses would not exceed 9.45/100 of 1% (0.0945%) per annum of the daily net asset value. The total amount of such reimbursement by the Trustee for the year ended September 30, 2008 was $6,923,474. The Trustee has not entered into an agreement with the Trust to recapture waived fees in subsequent periods and the Trustee may discontinue the voluntary waiver.

Standard and Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”) and State Street Global Markets, LLC (“SSGM”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the S&P 500 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The Trustee on behalf of the Trust, NYSE Alternext US LLC, formerly the American Stock Exchange LLC (the “NYSE Alternext”), and PDR Services LLC, a wholly owned subsidiary of NYSE Alternext (the “Sponsor”) have each received a sublicense from SSGM and S&P for the use of the S&P 500 Index and such trade names and trademarks in connection with their rights and duties with respect to the Trust. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust reimburses the Sponsor for payment of a sub-license fee to the S&P equal to the greater of: (i) 0.03% of the daily average net assets of the Trust plus a volume based fee ranging from $0.03 to $0.04 per round lot trade of the average daily trading volume on NYSE Alternext or other exchange on which the product may be listed, or (ii) $125,000, the minimum annual fee.

Transactions with Affiliated Issuers

Certain investments made by the Trust represent securities affiliated with the Trustee. Investments in State Street Corp., the holding company of State Street Bank & Trust Company, were made according to its representative portion of the S&P 500 Index. The market value of these investments at September 30, 2008 is listed in the Schedule of Investments.

SPDR Trust Series 1
Notes to Financial Statements
September 30, 2008

Note 3 — Transactions with the Trustee and Sponsor – (continued)

Note 4 — Trust Transactions in SPDRs

Transactions in SPDRS were as follows:

	Year Ended		Year Ended		Year Ended
	September 30, 2008		September 30, 2007		September 30, 2006
	SPDRs	Amount	SPDRs	Amount	SPDRs	Amount

SPDRs sold	3,304,850,000	$445,910,262,535	1,838,900,000	$269,830,592,741	707,000,000	$89,665,093,167
Dividend reinvestment SPDRs issued	95,213	13,008,992	80,264	11,506,562	96,447	12,194,198
SPDRs redeemed	(3,022,850,000)	(410,330,564,199)	(1,754,500,000)	(257,491,986,404)	(658,650,000)	(84,119,745,261)
Net income equalization	—	(218,645,921)	—	(115,289,393)	—	(64,697,330)

Net increase (decrease)	282,095,213	$35,374,061,407	84,480,264	$12,234,823,506	48,446,447	$5,492,844,774

With the exception of the Trust’s dividend reinvestment plan, SPDRs are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 SPDRs. Such transactions are only permitted on an in-kind basis, with a separate cash payment which is equivalent to the undistributed net investment income per SPDR (income equalization) and a balancing cash component to equate the transaction to the net asset value per unit of the Trust on the transaction date. A transaction fee of $3,000 is charged in connection with each creation or redemption of Creation Units through the SPDR Clearing Process per participating party per day, regardless of the number of Creation Units created or redeemed. In the case of redemptions outside the SPDR Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer. Transaction fees are received by the Trustee and used to defray the expense of processing orders.

Note 5 — Investment Transactions

For the year ended September 30, 2008, the Trust had in-kind contributions, in-kind redemptions, purchases and sales of investment securities of $218,514,270,373, $183,079,120,310, $4,756,193,389, and $4,605,815,236, respectively. At September 30, 2008, the cost of investments for federal income tax purposes was $112,790,493,803, accordingly, gross unrealized appreciation was $467,389,541 and gross unrealized depreciation was $20,321,900,446, resulting in net unrealized depreciation of $19,854,510,905.

SPDR Trust, Series 1
Other Information
September 30, 2008 (Unaudited)

For Federal income tax purposes, the percentage of Trust distributions which qualify for the corporate dividends received deduction for the fiscal year ended September 30, 2008 is 97.59%.

For the fiscal year ended September 30, 2008 certain dividends paid by the Trust may be designated as qualified dividend income and subject to maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
Bid/Ask Price(1) vs. Net Asset Value
AS OF SEPTEMBER 30, 2008

	Bid/Ask Price			Bid/Ask Price
	Above NAV			Below NAV
	50 - 99	100 - 199	> 200	50 - 99	100 - 199	> 200
	BASIS	BASIS	BASIS	BASIS	BASIS	BASIS
	POINTS	POINTS	POINTS	POINTS	POINTS	POINTS

2008	3	4	1	5	1	0
2007	0	0	0	0	0	0
2006	0	0	0	0	0	0
2005	0	0	0	0	0	0
2004	0	0	0	1	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the S&P 500 Index. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return
	1 Year	5 Year	10 Year

SPDR Trust Series 1
Return Based on NAV	−21.84%	28.24%	34.14%
Return Based on Bid/Ask Price	−21.95%	28.08%	34.13%
S&P 500 Index	−21.98%	28.66%	35.20%

Average Annual Total Return
	1 Year	5 Year	10 Year

SPDR Trust Series 1
Return Based on NAV	−21.84%	5.10%	2.98%
Return Based on Bid/Ask Price	−21.95%	5.07%	2.98%
S&P 500 Index	−21.98%	5.17%	3.06%

(1)	Currently , the Bid/Ask Price is calculated based on the best bid and best offer on the NYSE Alternext at 4:00 p.m. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the NYSE Alternext, ordinarily 4:15 p.m.
(2)	The Trust Commenced Trading on the NYSE Alternext on January 22, 1993.

SPDR Trust Series 1
Schedule of Investments
September 30, 2008

Common Stocks	Shares	Value

3M Co.	6,384,146	$436,101,013
Abbott Laboratories	14,072,745	810,308,657
Abercrombie & Fitch Co. (Class A)	789,574	31,148,694
Adobe Systems, Inc. *	4,845,251	191,242,057
Advanced Micro Devices, Inc. *	5,437,852	28,548,723
AES Corp. *	6,112,838	71,459,076
Aetna, Inc.	4,318,956	155,957,501
Affiliated Computer Services, Inc. (Class A) *	879,867	44,547,666
AFLAC, Inc.	4,355,660	255,895,025
Agilent Technologies, Inc. *	3,279,951	97,283,347
Air Products & Chemicals, Inc.	1,924,941	131,839,209
AK Steel Holding Corp.	1,012,672	26,248,458
Akamai Technologies, Inc. *	1,533,373	26,742,025
Alcoa, Inc.	7,423,971	167,633,265
Allegheny Energy, Inc.	1,528,482	56,202,283
Allegheny Technologies, Inc.	922,819	27,269,301
Allergan, Inc.	2,795,124	143,948,886
Allied Waste Industries, Inc. *	3,071,090	34,119,810
Allstate Corp.	4,950,674	228,325,085
Altera Corp.	2,735,659	56,573,428
Altria Group, Inc.	18,803,347	373,058,404
Amazon.com, Inc. *	2,917,949	212,309,969
Ameren Corp.	1,906,900	74,426,307
American Capital Ltd.	1,858,670	47,414,672
American Electric Power Co., Inc.	3,657,173	135,425,116
American Express Co.	10,584,134	374,995,868
American International Group, Inc.	24,493,319	81,562,752
American Tower Corp. (Class A) *	3,596,076	129,350,854
Ameriprise Financial, Inc.	1,981,322	75,686,500
AmerisourceBergen Corp.	1,465,763	55,185,977
Amgen, Inc. *	9,663,555	572,758,905
Amphenol Corp. (Class A)	1,584,483	63,601,148
Anadarko Petroleum Corp.	4,269,685	207,122,419
Analog Devices, Inc.	2,647,237	69,754,695
Anheuser-Busch Cos., Inc.	6,574,951	426,582,821
Aon Corp.	2,546,799	114,504,083
Apache Corp.	3,059,168	319,010,039
Apartment Investment & Management Co. (Class A)	781,575	27,370,757
Apollo Group, Inc. (Class A) *	980,147	58,122,717
Apple, Inc. *	8,091,031	919,626,583
Applied Biosystems, Inc.	1,533,313	52,515,970
Applied Materials, Inc.	12,247,978	185,311,907
Archer-Daniels-Midland Co.	5,869,746	128,606,135
Ashland, Inc.	508,861	14,879,096
Assurant, Inc.	1,077,066	59,238,630
AT&T, Inc.	53,822,854	1,502,734,084
Autodesk, Inc. *	2,046,239	68,651,318
Automatic Data Processing, Inc.	4,658,825	199,164,769
AutoNation, Inc. *	995,409	11,188,397
AutoZone, Inc. *	381,395	47,041,259
AvalonBay Communities, Inc.	702,113	69,101,961
Avery Dennison Corp.	959,457	42,676,647
Avon Products, Inc.	3,894,728	161,903,843
Baker Hughes, Inc.	2,811,193	170,189,624
Ball Corp.	889,474	35,125,328
Bank of America Corp.	41,649,011	1,457,715,385
Bank of New York Mellon Corp.	10,483,024	341,536,922
Barr Pharmaceuticals, Inc. *	987,005	64,451,426
Baxter International, Inc.	5,741,636	376,823,571
BB&T Corp.	4,993,437	188,751,919
Becton, Dickinson & Co.	2,226,992	178,738,378
Bed Bath & Beyond, Inc. *	2,364,116	74,256,884
Bemis Co., Inc.	910,035	23,852,017
Best Buy Co., Inc.	3,088,667	115,825,012
Big Lots, Inc. *	745,236	20,739,918
Biogen Idec, Inc. *	2,649,644	133,250,597
BJ Services Co.	2,683,515	51,335,642
Black & Decker Corp.	554,749	33,701,002
BMC Software, Inc. *	1,740,574	49,832,634
Boeing Co.	6,757,705	387,554,382
Boston Properties, Inc.	1,091,583	102,237,664
Boston Scientific Corp. *	13,672,046	167,756,004
Bristol-Myers Squibb Co.	18,108,831	377,569,126
Broadcom Corp. (Class A) *	4,069,181	75,808,842
Brown-Forman Corp. (Class B)	719,779	51,687,330
Burlington Northern Santa Fe Corp.	2,578,378	238,319,479
C.H. Robinson Worldwide, Inc.	1,555,661	79,276,485
C.R. Bard, Inc.	905,996	85,951,841
CA, Inc.	3,567,304	71,203,388
Cabot Oil & Gas Corp.	921,214	33,292,674
Cameron International Corp. *	1,979,206	76,278,599
Campbell Soup Co.	1,933,114	74,618,200
Capital One Financial Corp.	3,436,713	175,272,363
Cardinal Health, Inc.	3,284,959	161,882,780
Carnival Corp.	3,973,106	140,449,297
Caterpillar, Inc.	5,565,474	331,702,250
CB Richard Ellis Group, Inc. (Class A) *	1,575,611	21,065,919
CBS Corp. (Class B)	6,188,503	90,228,374
Celgene Corp. *	4,154,747	262,912,390
CenterPoint Energy, Inc.	3,122,042	45,488,152
Centex Corp.	1,088,379	17,631,740
CenturyTel, Inc.	934,607	34,253,347
CF Industries Holdings, Inc.	512,616	46,883,859
Charles Schwab Corp.	8,532,570	221,846,820
Chesapeake Energy Corp.	4,766,208	170,916,219
Chevron Corp.	18,764,198	1,547,671,051
Chubb Corp.	3,296,827	180,995,802
Ciena Corp. *	823,761	8,303,511
CIGNA Corp.	2,508,993	85,255,582
Cincinnati Financial Corp.	1,487,198	42,295,911
Cintas Corp.	1,194,860	34,304,431
Cisco Systems, Inc. *	53,951,922	1,217,155,360
CIT Group, Inc.	2,597,068	18,075,593
Citigroup, Inc.	49,734,759	1,020,059,907
Citrix Systems, Inc. *	1,672,359	42,243,788
Clorox Co.	1,257,919	78,858,942
CME Group, Inc.	609,094	226,284,512
CMS Energy Corp.	2,034,763	25,373,495
Coach, Inc. *	3,075,562	77,012,072
Coca-Cola Co.	18,156,169	960,098,217
Coca-Cola Enterprises, Inc.	2,890,235	48,469,241

(*)	Non-income producing security

The accompanying notes are an integral part of these financial statements.

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2008

Common Stocks	Shares	Value

Cognizant Technology Solutions Corp. (Class A) *	2,640,445	$60,281,359
Colgate-Palmolive Co.	4,616,666	347,865,783
Comcast Corp. (Class A)	26,639,913	522,941,492
Comerica, Inc.	1,373,347	45,032,048
Computer Sciences Corp. *	1,378,552	55,404,005
Compuware Corp. *	2,374,962	23,013,382
ConAgra Foods, Inc.	4,146,289	80,686,784
ConocoPhillips	13,880,852	1,016,772,409
CONSOL Energy, Inc.	1,665,413	76,425,803
Consolidated Edison, Inc.	2,485,178	106,763,247
Constellation Brands, Inc. (Class A) *	1,759,376	37,756,209
Constellation Energy Group, Inc.	1,623,036	39,439,775
Convergys Corp. *	1,123,799	16,609,749
Cooper Industries, Ltd. (Class A)	1,588,099	63,444,555
Corning, Inc.	14,368,785	224,727,797
Costco Wholesale Corp.	3,975,990	258,161,031
Coventry Health Care, Inc. *	1,352,251	44,015,770
Covidien, Ltd.	4,590,038	246,760,443
CSX Corp.	3,728,351	203,456,114
Cummins, Inc.	1,845,325	80,677,609
CVS Caremark Corp.	13,101,691	441,002,919
D.R. Horton, Inc.	2,516,932	32,770,455
Danaher Corp.	2,324,932	161,350,281
Darden Restaurants, Inc.	1,280,770	36,668,445
DaVita, Inc. *	936,880	53,411,529
Dean Foods Co. *	1,370,706	32,019,692
Deere & Co.	3,899,830	193,041,585
Dell, Inc. *	15,918,934	262,344,032
Developers Diversified Realty Corp.	1,094,317	34,678,906
Devon Energy Corp.	4,039,160	368,371,392
Dillard’s, Inc. (Class A)	522,686	6,167,695
DIRECTV Group, Inc. *	5,272,005	137,968,371
Discover Financial Services	4,348,691	60,098,910
Dominion Resources, Inc.	5,304,194	226,913,419
Dover Corp.	1,725,716	69,977,784
Dow Chemical Co.	8,443,882	268,346,570
DTE Energy Co.	1,492,711	59,887,565
Du Pont (E.I.) de Nemours & Co.	8,252,208	332,563,982
Duke Energy Corp.	11,519,144	200,778,680
Dynegy, Inc. (Class A) *	4,473,947	16,016,730
E*TRADE Financial Corp. *	4,914,285	13,759,998
Eastman Chemical Co.	696,996	38,376,600
Eastman Kodak Co.	2,601,832	40,016,176
Eaton Corp.	1,501,304	84,343,259
eBay, Inc. *	9,977,853	223,304,350
Ecolab, Inc.	1,599,386	77,602,209
Edison International	2,972,381	118,598,002
El Paso Corp.	6,395,017	81,600,417
Electronic Arts, Inc. *	2,895,616	107,108,836
Eli Lilly & Co.	9,148,035	402,787,981
Embarq Corp.	1,301,794	52,787,747
EMC Corp. *	18,857,577	225,536,621
Emerson Electric Co.	7,083,577	288,939,106
ENSCO International, Inc.	1,314,813	75,772,673
Entergy Corp.	1,745,510	155,367,845
EOG Resources, Inc.	2,263,482	202,491,100
Equifax, Inc.	1,179,457	40,632,294
Equity Residential Properties Trust	2,461,040	109,294,786
Estee Lauder Cos., Inc. (Class A)	1,042,176	52,015,004
Exelon Corp.	6,012,437	376,498,805
Expedia, Inc. *	1,910,747	28,871,387
Expeditors International of Washington, Inc.	1,946,446	67,814,179
Express Scripts, Inc. *	2,254,395	166,419,439
Exxon Mobil Corp.	47,416,123	3,682,336,112
Family Dollar Stores, Inc.	1,281,766	30,377,854
Fastenal Co.	1,173,682	57,968,154
Federated Investors, Inc. (Class B)	797,101	22,996,364
FedEx Corp.	2,846,157	224,960,249
Fidelity National Information Services, Inc.	1,729,806	31,932,219
Fifth Third Bancorp	5,259,138	62,583,742
First Horizon National Corp.	1,772,274	16,588,485
FirstEnergy Corp.	2,779,176	186,177,000
Fiserv, Inc. *	1,500,470	71,002,240
Fluor Corp.	1,620,829	90,280,175
Ford Motor Co. *	20,491,960	106,558,192
Forest Laboratories, Inc. *	2,782,434	78,687,234
Fortune Brands, Inc.	1,369,356	78,546,260
FPL Group, Inc.	3,716,899	186,960,020
Franklin Resources, Inc.	1,391,806	122,659,863
Freeport-McMoRan Copper & Gold, Inc.	3,493,877	198,626,907
Frontier Communications Corp.	2,944,253	33,858,910
GameStop Corp. (Class A) *	1,472,567	50,376,517
Gannett Co., Inc.	2,091,843	35,373,065
General Dynamics Corp.	3,632,590	267,431,276
General Electric Co.	90,815,640	2,315,798,820
General Growth Properties, Inc.	2,095,664	31,644,526
General Mills, Inc.	3,057,453	210,108,170
General Motors Corp.	5,159,916	48,761,206
Genuine Parts Co.	1,492,191	60,001,000
Genworth Financial, Inc. (Class A)	3,953,757	34,041,848
Genzyme Corp. *	2,457,355	198,775,446
Gilead Sciences, Inc. *	8,399,387	382,844,059
Goldman Sachs Group, Inc.	3,961,415	507,061,120
Goodrich Corp.	1,145,032	47,633,331
Goodyear Tire & Rubber Co. *	2,195,526	33,613,503
Google, Inc., (Class A) *	2,181,725	873,824,497
H&R Block, Inc.	2,974,006	67,658,636
H.J. Heinz Co.	2,851,252	142,477,062
Halliburton Co.	8,019,702	259,758,148
Harley-Davidson, Inc.	2,156,762	80,447,223
Harman International Industries, Inc.	531,600	18,111,612
Harris Corp.	1,180,085	54,519,927
Hartford Financial Services Group, Inc.	2,761,449	113,191,795
Hasbro, Inc.	1,153,212	40,039,521
HCP, Inc.	2,299,729	92,288,125
Hercules, Inc.	1,045,814	20,696,659
Hershey Co.	1,527,324	60,390,391

(*)	Non-income producing security

The accompanying notes are an integral part of these financial statements.

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2008

Common Stocks	Shares	Value

Hess Corp.	2,587,654	$212,394,640
Hewlett-Packard Co.	22,358,014	1,033,834,567
Home Depot, Inc.	15,505,411	401,435,091
Honeywell International, Inc.	6,809,061	282,916,485
Hospira, Inc. *	1,453,313	55,516,557
Host Hotels & Resorts, Inc.	4,764,317	63,317,773
Hudson City Bancorp, Inc.	4,741,968	87,489,310
Humana, Inc. *	1,540,291	63,459,989
Huntington Bancshares, Inc.	3,298,417	26,354,352
Illinois Tool Works, Inc.	3,656,892	162,548,849
IMS Health, Inc.	1,665,818	31,500,618
Ingersoll-Rand Co., Ltd. (Class A)	2,902,598	90,473,980
Integrys Energy Group, Inc.	698,673	34,891,730
Intel Corp.	51,347,765	961,743,638
IntercontinentalExchange, Inc. *	685,578	55,312,433
International Business Machines Corp.	12,374,132	1,447,278,479
International Flavors & Fragrances, Inc.	732,439	28,902,043
International Game Technology	2,823,417	48,506,304
International Paper Co.	3,889,892	101,837,373
Interpublic Group of Cos., Inc. *	4,314,306	33,435,872
Intuit, Inc. *	2,930,174	92,622,800
Intuitive Surgical, Inc. *	350,994	84,582,534
Invesco Ltd.	3,527,285	74,002,439
ITT Corp.	1,656,430	92,114,072
J.C. Penney Co., Inc.	2,011,138	67,051,341
Jabil Circuit, Inc.	1,879,912	17,934,360
Jacobs Engineering Group, Inc. *	1,112,998	60,446,921
Janus Capital Group, Inc.	1,458,014	35,400,580
JDS Uniphase Corp. *	1,957,201	16,557,920
Johnson & Johnson	25,510,995	1,767,401,734
Johnson Controls, Inc.	5,406,594	163,981,996
Jones Apparel Group, Inc.	769,124	14,236,485
JPMorgan Chase & Co.	33,630,620	1,570,549,954
Juniper Networks, Inc. *	4,965,774	104,628,858
KB HOME	695,730	13,691,966
Kellogg Co.	2,286,949	128,297,839
KeyCorp	4,521,713	53,989,253
Kimberly-Clark Corp.	3,790,676	245,787,432
Kimco Realty Corp.	2,086,386	77,071,099
King Pharmaceuticals, Inc. *	2,216,671	21,235,708
KLA-Tencor Corp.	1,556,685	49,269,080
Kohl’s Corp. *	2,780,136	128,108,667
Kraft Foods, Inc. (Class A)	13,858,831	453,876,715
Kroger Co.	5,978,790	164,297,149
L-3 Communications Holdings, Inc.	1,108,213	108,959,502
Laboratory Corp. of America Holdings *	1,012,794	70,389,183
Legg Mason, Inc.	1,290,300	49,108,818
Leggett & Platt, Inc.	1,467,463	31,976,019
Lennar Corp. (Class A)	1,256,285	19,082,969
Leucadia National Corp.	1,614,488	73,362,335
Lexmark International, Inc. (Class A) *	801,346	26,099,839
Limited Brands, Inc.	2,609,662	45,199,346
Lincoln National Corp.	2,344,581	100,371,513
Linear Technology Corp.	2,025,044	62,087,849
Liz Claiborne, Inc.	863,846	14,192,990
Lockheed Martin Corp.	3,039,470	333,338,675
Loews Corp.	3,302,340	130,409,407
Lorillard, Inc.	1,586,430	112,874,494
Lowe’s Cos., Inc.	13,406,523	317,600,530
LSI Logic Corp. *	5,821,997	31,205,904
M&T Bank Corp.	701,534	62,611,909
Macy’s, Inc.	3,833,832	68,932,299
Manitowoc Co., Inc.	1,178,715	18,329,018
Marathon Oil Corp.	6,445,431	256,979,334
Marriott International, Inc. (Class A)	2,697,641	70,381,454
Marsh & McLennan Cos., Inc.	4,672,431	148,396,409
Marshall & Ilsley Corp.	2,383,537	48,028,271
Masco Corp.	3,303,037	59,256,484
Massey Energy Co.	740,524	26,414,491
MasterCard, Inc. (Class A)	661,785	117,354,334
Mattel, Inc.	3,294,317	59,429,479
MBIA, Inc.	1,834,118	21,826,004
McCormick & Co., Inc.	1,169,677	44,974,081
McDonald’s Corp.	10,267,221	633,487,536
McGraw-Hill Cos., Inc.	2,899,498	91,653,132
McKesson Corp.	2,527,877	136,025,061
MeadWestvaco Corp.	1,580,068	36,831,385
Medco Health Solutions, Inc. *	4,613,920	207,626,400
Medtronic, Inc.	10,300,234	516,041,723
MEMC Electronic Materials, Inc. *	2,072,717	58,574,982
Merck & Co., Inc.	19,558,646	617,270,868
Meredith Corp.	342,645	9,607,766
Merrill Lynch & Co., Inc.	13,966,822	353,360,597
MetLife, Inc.	6,268,792	351,052,352
MGIC Investment Corp.	1,097,476	7,715,256
Microchip Technology, Inc.	1,686,829	49,643,377
Micron Technology, Inc. *	6,818,333	27,614,249
Microsoft Corp.	71,681,583	1,913,181,450
Millipore Corp. *	503,725	34,656,280
Molex, Inc.	1,268,381	28,475,153
Molson Coors Brewing Co. (Class B)	1,373,330	64,203,177
Monsanto Co.	5,021,081	496,986,597
Monster Worldwide, Inc. *	1,142,757	17,038,507
Moody’s Corp.	1,802,967	61,300,878
Morgan Stanley	10,093,448	232,149,304
Motorola, Inc.	20,587,134	146,992,137
Murphy Oil Corp.	1,733,409	111,180,853
Mylan, Inc. *	2,742,154	31,315,399
Nabors Industries, Ltd. *	2,561,710	63,837,813
National City Corp.	6,938,218	12,141,882
National Semiconductor Corp.	1,791,435	30,830,596
National-Oilwell Varco, Inc. *	3,816,758	191,715,754
NetApp, Inc. *	2,993,615	54,573,601
New York Times Co. (Class A)	1,075,695	15,371,682
Newell Rubbermaid, Inc.	2,500,822	43,164,188
Newmont Mining Corp. (Holding Co.)	4,176,672	161,887,807
News Corp. (Class A)	20,984,396	251,602,908
Nicor, Inc.	403,436	17,892,387
NIKE, Inc. (Class B)	3,584,112	239,777,093
NiSource, Inc.	2,481,294	36,623,899

(*)	Non-income producing security

The accompanying notes are an integral part of these financial statements.

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2008

Common Stocks	Shares	Value

Noble Corp.	2,450,971	$107,597,627
Noble Energy, Inc.	1,572,039	87,389,648
Nordstrom, Inc.	1,463,378	42,174,554
Norfolk Southern Corp.	3,421,813	226,558,239
Northern Trust Corp.	2,012,013	145,267,339
Northrop Grumman Corp.	3,082,732	186,628,595
Novell, Inc. *	3,167,133	16,279,064
Novellus Systems, Inc. *	918,941	18,048,001
Nucor Corp.	2,894,497	114,332,631
NVIDIA Corp. *	5,047,222	54,055,748
NYSE Euronext	2,411,545	94,484,333
Occidental Petroleum Corp.	7,459,154	525,497,399
Office Depot, Inc. *	2,473,580	14,396,236
Omnicom Group, Inc.	2,920,466	112,613,169
Oracle Corp. *	35,788,435	726,863,115
PACCAR, Inc.	3,326,783	127,049,843
Pactiv Corp. *	1,185,568	29,437,653
Pall Corp.	1,095,224	37,664,753
Parker-Hannifin Corp.	1,532,938	81,245,714
Patterson Cos., Inc. *	843,225	25,642,472
Paychex, Inc.	2,925,866	96,641,354
Peabody Energy Corp.	2,472,585	111,266,325
Pepco Holdings, Inc.	1,821,368	41,727,541
Pepsi Bottling Group, Inc.	1,246,056	36,347,454
PepsiCo., Inc.	14,298,555	1,019,058,015
PerkinElmer, Inc.	1,079,721	26,960,633
Pfizer, Inc.	61,567,758	1,135,309,458
PG&E Corp.	3,252,140	121,792,643
Philip Morris International, Inc.	18,825,812	905,521,557
Pinnacle West Capital Corp.	910,745	31,338,735
Pioneer Natural Resources Co.	1,040,139	54,378,467
Pitney Bowes, Inc.	1,893,218	62,968,431
Plum Creek Timber Co., Inc.	1,563,973	77,979,694
PNC Financial Services Group, Inc.	3,155,655	235,727,428
Polo Ralph Lauren Corp. (Class A)	525,868	35,043,844
PPG Industries, Inc.	1,498,124	87,370,592
PPL Corp.	3,398,934	125,828,537
Praxair, Inc.	2,880,886	206,674,762
Precision Castparts Corp.	1,269,385	100,002,150
Principal Financial Group, Inc.	2,357,584	102,531,328
Procter & Gamble Co.	27,700,446	1,930,444,082
Progress Energy, Inc.	2,376,785	102,510,737
Progressive Corp.	6,191,193	107,726,758
ProLogis	2,393,358	98,773,885
Prudential Financial, Inc.	3,897,913	280,649,736
Public Service Enterprise Group, Inc.	4,635,016	151,982,175
Public Storage, Inc.	1,145,218	113,388,034
Pulte Homes, Inc.	1,901,703	26,566,791
QLogic Corp. *	1,207,209	18,542,730
QUALCOMM, Inc.	14,980,395	643,707,573
Quest Diagnostics, Inc.	1,435,711	74,183,187
Questar Corp.	1,576,554	64,512,590
Qwest Communications International, Inc.	13,550,392	43,767,766
R.R. Donnelley & Sons Co.	1,941,233	47,618,445
RadioShack Corp.	1,196,613	20,677,473
Range Resources Corp.	1,410,397	60,463,719
Raytheon Co.	3,811,788	203,968,776
Regions Financial Corp.	6,340,432	60,868,147
Reynolds American, Inc.	1,554,680	75,588,542
Robert Half International, Inc.	1,447,041	35,814,265
Rockwell Automation, Inc.	1,336,997	49,923,468
Rockwell Collins, Inc.	1,463,895	70,398,711
Rohm & Haas Co.	1,130,718	79,150,260
Rowan Cos., Inc.	1,028,483	31,420,156
Ryder System, Inc.	526,443	32,639,466
Safeway, Inc.	3,992,341	94,698,329
Salesforce.com, Inc. *	941,992	45,592,413
SanDisk Corp. *	2,046,306	40,005,282
Sara Lee Corp.	6,444,192	81,390,145
Schering-Plough Corp.	14,868,475	274,620,733
Schlumberger, Ltd.	10,951,187	855,178,193
Scripps Networks Interactive (Class A)	813,444	29,536,152
Sealed Air Corp.	1,445,143	31,778,695
Sears Holdings Corp. *	526,083	49,188,761
Sempra Energy	2,250,294	113,572,338
Sherwin-Williams Co.	902,289	51,574,839
Sigma-Aldrich Corp.	1,149,949	60,280,327
Simon Property Group, Inc.	2,047,716	198,628,452
SLM Corp. *	4,243,412	52,363,704
Smith International, Inc.	1,968,873	115,454,713
Snap-on, Inc.	518,900	27,325,274
Southern Co.	7,044,732	265,515,949
Southwest Airlines Co.	6,680,304	96,931,211
Southwestern Energy Co. *	3,120,732	95,307,155
Sovereign Bancorp, Inc.	4,948,310	19,545,825
Spectra Energy Corp.	5,630,316	134,001,521
Sprint Nextel Corp.	25,982,449	158,492,939
St. Jude Medical, Inc. *	3,098,240	134,742,458
Stanley Works Co.	715,074	29,847,189
Staples, Inc.	6,501,411	146,281,747
Starbucks Corp. *	6,646,009	98,826,154
Starwood Hotels & Resorts Worldwide, Inc.	1,703,072	47,924,446
State Street Corp.(a)	3,947,539	224,536,018
Stryker Corp.	2,260,337	140,818,995
Sun Microsystems, Inc. *	6,877,119	52,266,104
Sunoco, Inc.	1,072,714	38,167,164
SunTrust Banks, Inc.	3,235,163	145,549,983
SUPERVALU, Inc.	1,937,883	42,052,061
Symantec Corp. *	7,663,010	150,041,736
Sysco Corp.	5,481,987	169,009,659
T. Rowe Price Group, Inc.	2,365,931	127,074,154
Target Corp.	6,889,384	337,924,285
TECO Energy, Inc.	1,908,720	30,024,166
Tellabs, Inc. *	3,626,469	14,723,464
Tenet Healthcare Corp. *	3,817,319	21,186,120
Teradata Corp. *	1,638,192	31,944,744
Teradyne, Inc. *	1,559,487	12,179,593
Terex Corp. *	910,562	27,790,352
Tesoro Corp.	1,243,181	20,500,055
Texas Instruments, Inc.	11,966,926	257,288,909
The Gap, Inc.	4,287,393	76,229,848
Textron, Inc.	2,261,196	66,207,819
Thermo Fisher Scientific, Inc. *	3,815,234	209,837,870
Tiffany & Co.	1,149,590	40,833,437
Time Warner, Inc.	32,707,681	428,797,698
Titanium Metals Corp.	776,953	8,810,647

(*)	Non-income producing security

The accompanying notes are an integral part of these financial statements.

SPDR Trust Series 1
Schedule of Investments (continued)
September 30, 2008

Common Stocks	Shares	Value

TJX Cos., Inc.	3,828,787	$116,854,579
Torchmark Corp.	796,420	47,625,916
Total System Services, Inc.	1,816,342	29,788,009
Transocean, Inc. *	2,918,541	320,572,543
Travelers Cos., Inc	5,409,787	244,522,372
Tyco Electronics, Ltd.	4,311,579	119,258,275
Tyco International, Ltd.	4,341,253	152,030,680
Tyson Foods, Inc., (Class A)	2,740,852	32,725,773
U.S. Bancorp	15,903,149	572,831,427
Union Pacific Corp.	4,648,057	330,755,736
Unisys Corp. *	3,194,966	8,786,157
United Parcel Service, Inc. (Class B)	9,203,558	578,811,763
United States Steel Corp.	1,072,830	83,262,336
United Technologies Corp.	8,803,662	528,747,940
UnitedHealth Group, Inc.	11,121,328	282,370,518
Unum Group	3,163,415	79,401,716
UST, Inc.	1,348,478	89,727,726
V.F. Corp.	798,290	61,715,800
Valero Energy Corp.	4,778,019	144,773,976
Varian Medical Systems, Inc. *	1,146,241	65,484,748
VeriSign, Inc. *	1,776,204	46,323,400
Verizon Communications, Inc.	26,009,308	834,638,694
Viacom, Inc. (Class B) *	5,677,022	141,017,226
Vornado Realty Trust	1,252,261	113,893,138
Vulcan Materials Co.	996,237	74,219,656
W.W. Grainger, Inc.	592,074	51,492,676
Wachovia Corp.	19,740,731	69,092,558
Wal-Mart Stores, Inc.	20,470,531	1,225,980,102
Walt Disney Co.	17,129,888	525,716,263
Walgreen Co.	9,021,645	279,310,129
Washington Post Co. (Class B)	53,442	29,754,368
Waste Management, Inc.	4,473,414	140,867,807
Waters Corp. *	912,444	53,085,992
Watson Pharmaceuticals, Inc. *	952,715	27,152,378
Weatherford International, Ltd. *	6,189,202	155,596,538
WellPoint, Inc. *	4,682,182	218,985,652
Wells Fargo & Co.	30,221,932	1,134,229,108
Western Union Co.	6,659,296	164,284,832
Weyerhaeuser Co.	1,917,833	116,182,323
Whirlpool Corp.	685,078	54,319,835
Whole Foods Market, Inc.	1,262,697	25,291,821
Williams Cos., Inc.	5,263,338	124,477,944
Windstream Corp.	4,068,902	44,513,788
Wm. Wrigley Jr. Co.	1,959,045	155,548,173
Wyeth	12,172,897	449,666,815
Wyndham Worldwide Corp.	1,615,912	25,385,978
Xcel Energy, Inc.	4,075,082	81,460,889
Xerox Corp.	7,988,003	92,101,675
Xilinx, Inc.	2,545,149	59,683,744
XL Capital, Ltd. (Class A)	2,788,338	50,022,784
XTO Energy, Inc.	5,020,280	233,543,426
Yahoo!, Inc. *	12,672,625	219,236,412
Yum! Brands, Inc.	4,278,919	139,535,549
Zimmer Holdings, Inc. *	2,062,242	133,138,344
Zions Bancorp Co.	1,045,702	40,468,667

Total Common Stocks (Cost $112,545,391,191)		$92,935,982,898

 *  Non-income producing security
(a) Affiliated Issuer. See following table for more information.

Shares
		Purchased	Shares Sold
	Number of	for the	for the	Number of
Security	Shares Held	Year Ended	Year Ended	Shares Held
Description	at 9/30/07	9/30/08	9/30/08	at 9/30/08

State Street Corp. (Cost $280,233,025)	2,305,648	7,776,344	6,134,453	3,947,539

Realized Gain
Income Earned	on Shares Sold
for the	During the	Dividend
Year Ended	Year Ended	Receivable
9/30/08	9/30/08	at 9/30/08

$2,890,454	$19,363,771	$918,599

(*)	Non-income producing security

The accompanying notes are an integral part of these financial statements.

THE TRUST

The Trust, an exchange traded fund or “ETF”, is a registered investment company which both (a) continuously issues and redeems “in-kind” its shares, known as SPDRs, only in large lot sizes called Creation Units at their once-daily NAV and (b) lists SPDRs individually for trading on the Exchange at prices established throughout the trading day, like any other listed equity security trading in the secondary market on the Exchange.

Creation of Creation Units

Portfolio Deposits may be made through the SPDR Clearing Process or outside the SPDR Clearing Process only by a person who executed a Participant Agreement with the Distributor and the Trustee. The Distributor shall reject any order that is not submitted in proper form. A creation order is deemed received by the Distributor on the date on which it is placed (“Transmittal Date”) if (a) such order is received by the Distributor not later than the Closing Time (as defined below) on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The Transaction Fee is charged at the time of creation of a Creation Unit, and an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged for creations outside the SPDR Clearing Process, in part due to the increased expense associated with settlement.

The Trustee, at the direction of the Sponsor, may increase*, reduce or waive the Transaction Fee (and/or the additional amounts charged in connection with creations and/or redemptions outside the SPDR Clearing Process) for certain lot-size creations and/or redemptions of Creation Units. The Sponsor has the right to vary the lot-size of Creation Units subject to such an increase, a reduction or waiver. The existence of any such variation shall be disclosed in the then current SPDR Prospectus.

The Trustee makes available to NSCC** before the commencement of trading on each Business Day a list of the names and required number of shares of each of the Index Securities in the current Portfolio Deposit as well as the amount of the Dividend Equivalent Payment for the previous Business Day. The identity and weightings of the Index Securities to be delivered as part of a Portfolio Deposit are determined daily, reflect the relative weighting of the current S&P 500 Index and, together with the Cash Component, have a value equal to the NAV of the Trust on a per Creation Unit basis at the close of business on the day of the creation request. The

 *    Such increase is subject to the 10 Basis Point Limit.
 ** As of December 31, 2008, the Depository Trust and Clearing Corporation (“DTCC”) owned 100% of the issued and outstanding shares of common stock of NSCC. Also, as of such date, NYSE Euronext, the parent company of the Sponsor, and its affiliates, collectively owned less than 0.3% of the issued and outstanding shares of common stock of DTCC (“DTCC Shares”), and the Trustee owned 6.2% of DTCC Shares.

identity of each Index Security required for a Portfolio Deposit, as in effect on September 30, 2008, is set forth in the above Schedule of Investments. The Sponsor makes available (a) on each Business Day, the Dividend Equivalent Payment effective through and including the previous Business Day, per outstanding SPDR, and (b) every 15 seconds throughout the day at the Exchange a number representing, on a per SPDR basis, the sum of the Dividend Equivalent Payment effective through and including the previous Business Day, plus the current value of the securities portion of a Portfolio Deposit as in effect on such day (which value occasionally may include a cash in lieu amount to compensate for the omission of a particular Index Security from such Portfolio Deposit). Such information is calculated based upon the best information available to the Sponsor and may be calculated by other persons designated to do so by the Sponsor. The inability of the Sponsor to provide such information will not in itself result in a halt in the trading of SPDRs on the Exchange.

Upon receipt of one or more Portfolio Deposits, following placement with the Distributor of an order to create SPDRs, the Trustee (a) delivers one or more Creation Units to DTC, (b) removes the SPDR position from its account at DTC and allocates it to the account of the DTC Participant acting on behalf of the investor creating Creation Unit(s), (c) increases the aggregate value of the Portfolio, and (d) decreases the fractional undivided interest in the Trust represented by each SPDR.

Under certain circumstances, (a) a portion of the stock portion of a Portfolio Deposit may consist of contracts to purchase certain Index Securities or (b) a portion of the Cash Component may consist of cash in an amount required to enable the Trustee to purchase such Index Securities. If there is a failure to deliver Index Securities that are the subject of such contracts to purchase, the Trustee will acquire such Index Securities in a timely manner. To the extent the price of any such Index Security increases or decreases between the time of creation and the time of its purchase and delivery, SPDRs will represent fewer or more shares of such Index Security. Therefore, price fluctuations during the period from the time the cash is received by the Trustee to the time the requisite Index Securities are purchased and delivered will affect the value of all SPDRs.

Procedures For Creation of Creation Units

All creation orders must be placed in Creation Units and must be received by the Distributor by no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m. New York time) in each case on the date such order is placed in order for creation to be effected based on the NAV of the Trust as determined on such date. Orders must be transmitted by telephone, through the Internet or by other transmission method(s) acceptable to the Distributor and the Trustee, pursuant to procedures set forth in the Participant Agreement and described in this prospectus. In addition, orders submitted through the Internet must also comply with the terms and provisions of the State Street Fund Connect Buy-Side User Agreement and other applicable agreements and documents, including but not limited to the applicable Fund Connect User Guide or successor documents. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, the Trustee, a Participating Party or a DTC Participant.

SPDRs may be created in advance of receipt by the Trustee of all or a portion of the Portfolio Deposit. In these circumstances, the initial deposit has a value greater than the NAV of the SPDRs on the date the order is placed in proper form, because in addition to available Index Securities, cash collateral must be deposited with the Trustee in an amount equal to the sum of (a) the Cash Component, plus (b) 115% of the market value of the undelivered Index Securities (“Additional Cash Deposit”). The Trustee holds such Additional Cash Deposit as collateral in an account separate and apart from the Trust. The order is deemed received on the Business Day on which the order is placed if the order is placed in proper form before the Closing Time, on such date and federal funds in the appropriate amount are deposited with the Trustee by 11:00 a.m., New York time, on the next Business Day.

If the order is not placed in proper form by the Closing Time or federal funds in the appropriate amount are not received by 11:00 a.m. New York time on the next Business Day, the order may be deemed to be rejected and the investor shall be liable to the Trust for any losses resulting therefrom. An additional amount of cash must be deposited with the Trustee, pending delivery of the missing Index Securities to the extent necessary to maintain the Additional Cash Deposit with the Trustee in an amount at least equal to 115% of the daily mark-to-market value of the missing Index Securities. If the missing Index Securities are not received by 1:00 p.m. New York time on the third (3rd) Business Day following the day on which the purchase order is deemed received and if a mark-to-market payment is not made within one Business Day following notification by the Distributor that such payment is required, the Trustee may use the Additional Cash Deposit to purchase the missing Index Securities. The Trustee will return any unused portion of the Additional Cash Deposit once all of the missing Index Securities of the Portfolio Deposit have been properly received or purchased by the Trustee and deposited into the Trust. In addition, a Transaction Fee of $4,000 is charged in all such cases. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received. The Participant Agreement for any Participating Party intending to follow these procedures contains terms and conditions permitting the Trustee to buy the missing portion(s) of the Portfolio Deposit at any time and will subject the Participating Party to liability for any shortfall between the cost to the Trust of purchasing such stocks and the value of such collateral. The Participating Party is liable to the Trust for the costs incurred by the Trust in connection with any such purchases. The Trust will have no liability for any such shortfall.

All questions as to the number of shares of each Index Security, the amount of the Cash Component and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any Index Securities to be delivered are resolved by the Trustee. The Trustee may reject a creation order if (a) the depositor or a group of depositors, upon obtaining the SPDRs ordered, would own 80% or more of the current outstanding SPDRs; (b) the Portfolio Deposit is not in proper form; (c) acceptance of the Portfolio Deposit would have certain adverse tax consequences; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise have an adverse effect on the Trust or the rights of Beneficial Owners; or (f) circumstances outside the control of the Trustee make it for all practical purposes impossible to process creations of SPDRs. The Trustee and the Sponsor are under no duty to give notification of any defects or irregularities in the delivery of Portfolio Deposits or any component thereof and neither of them shall incur any liability for the failure to give any such notification.

Placement of Creation Orders Using SPDR Clearing Process

Creation Units created through the SPDR Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Trustee to transmit to the Participating Party such trade instructions as are necessary to effect the creation order. Pursuant to the trade instructions from the Trustee to NSCC, the Participating Party agrees to transfer the requisite Index Securities (or contracts to purchase such Index Securities that are expected to be delivered through the SPDR Clearing Process in a “regular way” manner by the third NSCC Business Day) and the Cash Component to the Trustee, together with such additional information as may be required by the Trustee.

Placement of Creation Orders Outside SPDR Clearing Process

Creation Units created outside the SPDR Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement and has stated in its order that it is not using the SPDR Clearing Process and that creation will instead be effected through a transfer of stocks and cash. The requisite number of Index Securities must be delivered through DTC to the account of the Trustee by no later than 11:00 a.m. of the next Business Day immediately following the Transmittal Date. The Trustee, through the Federal Reserve Bank wire transfer system, must receive the Cash Component no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date. If the Trustee does not receive both the requisite Index Securities and the Cash Component in a timely fashion, the order will be cancelled. Upon written notice to the Distributor, the cancelled order may be resubmitted the following Business Day using a Portfolio Deposit as newly constituted to reflect the current NAV of the Trust. The delivery of SPDRs so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Securities Depository; Book-Entry-Only System

DTC acts as securities depository for SPDRs. SPDRs are represented by one or more global securities, registered in the name of Cede & Co., as nominee for DTC and deposited with, or on behalf of, DTC.

DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC* was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. Access to DTC system also is available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Upon the settlement date of any creation, transfer or redemption of SPDRs, DTC credits or debits, on its book-entry registration and transfer system, the amount of SPDRs so created, transferred or redeemed to the accounts of the appropriate DTC Participants. The accounts to be credited and charged are designated by the Trustee to NSCC, in the case of a creation or redemption through the SPDR Clearing Process, or by the Trustee and the DTC Participant, in the case of a creation or redemption outside of the SPDR Clearing Process. Beneficial ownership of SPDRs is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in SPDRs is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners are expected to receive from or through the DTC Participant a written confirmation relating to their purchase of SPDRs. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in SPDRs.

As long as Cede & Co., as nominee of DTC, is the registered owner of SPDRs, references to the registered or record owner of SPDRs shall mean Cede & Co. and shall not mean the Beneficial Owners of SPDRs. Beneficial Owners of SPDRs are not entitled to have SPDRs registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered

*   As of December 31, 2008, DTCC owned 100% of the issued and outstanding shares of the common stock of DTC.

the record or registered holders thereof under the Trust Agreement. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights under the Trust Agreement.

The Trustee recognizes DTC or its nominee as the owner of all SPDRs for all purposes except as expressly set forth in the Trust Agreement. Pursuant to the agreement between the Trustee and DTC (“Depository Agreement”), DTC is required to make available to the Trustee upon request and for a fee to be charged to the Trust a listing of the SPDR holdings of each DTC Participant. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners holding SPDRs, directly or indirectly, through the DTC Participant. The Trustee provides each such DTC Participant with copies of such notice, statement or other communication, in the form, number and at the place as the DTC Participant may reasonably request, in order that the notice, statement or communication may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expense attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions are made to DTC or its nominee, Cede & Co. DTC or Cede & Co., upon receipt of any payment of distributions in respect of SPDRs, is required immediately to credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in SPDRs, as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of SPDRs held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. Neither the Trustee nor the Sponsor has or will have any responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in SPDRs, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may discontinue providing its service with respect to SPDRs at any time by giving notice to the Trustee and the Sponsor and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trustee and the Sponsor shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to terminate the Trust.

REDEMPTION OF SPDRs

SPDRs are redeemable only in Creation Units. Creation Units are redeemable in kind only and are not redeemable for cash except as described under “Summary—Highlights—Termination of the Trust.”

Procedures For Redemption of Creation Units

Redemption orders must be placed with a Participating Party (for redemptions through the SPDR Clearing Process) or DTC Participant (for redemptions outside the SPDR Clearing Process), as applicable, in the form required by such Participating Party or DTC Participant. A particular broker may not have executed a Participant Agreement, and redemption orders may have to be placed by the broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Redeemers should afford sufficient time to permit (a) proper submission of the order by a Participating Party or DTC Participant to the Trustee and (b) the receipt of the SPDRs to be redeemed and any Excess Cash Amounts (defined below) by the Trustee in a timely manner. Orders for redemption effected outside the SPDR Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the SPDR Clearing Process. These deadlines vary by institution. Persons redeeming outside the SPDR Clearing Process are required to transfer SPDRs through DTC and the Excess Cash Amounts, if any, through the Federal Reserve Bank wire transfer system in a timely manner.

Requests for redemption may be made on any Business Day to the Trustee and not to the Distributor. In the case of redemptions made through the SPDR Clearing Process, the Transaction Fee is deducted from the amount delivered to the redeemer. In the case of redemptions outside the SPDR Clearing Process, the Transaction Fee plus an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit per Creation Unit redeemed, and such amount is deducted from the amount delivered to the redeemer.

The Trustee transfers to the redeeming Beneficial Owner via DTC and the relevant DTC Participant(s) a portfolio of stocks for each Creation Unit delivered, generally identical in weighting and composition to the stock portion of a Portfolio Deposit as in effect (a) on the date a request for redemption is deemed received by the Trustee or (b) in the case of the termination of the Trust, on the date that notice of the termination of the Trust is given. The Trustee also transfers via the relevant DTC Participant(s) to the redeeming Beneficial Owner a “Cash Redemption Payment,” which on any given Business Day is an amount identical to the amount of the Cash Component and is equal to a proportional amount of the following: dividends on the Portfolio Securities for the period through the date of redemption, net of expenses and liabilities for such period including, without limitation, (i) taxes or other governmental charges against the Trust not previously deducted if any, and

(ii) accrued fees of the Trustee and other expenses of the Trust, as if the Portfolio Securities had been held for the entire accumulation period for such distribution, plus or minus the Balancing Amount. The redeeming Beneficial Owner must deliver to the Trustee any amount by which the amount payable to the Trust by such Beneficial Owner exceeds the amount of the Cash Redemption Payment (“Excess Cash Amounts”). For redemptions through the SPDR Clearing Process, the Trustee effects a transfer of the Cash Redemption Payment and stocks to the redeeming Beneficial Owner by the third (3rd) NSCC Business Day following the date on which request for redemption is deemed received. For redemptions outside the SPDR Clearing Process, the Trustee transfers the Cash Redemption Payment and the stocks to the redeeming Beneficial Owner by the third (3rd) Business Day following the date on which the request for redemption is deemed received. The Trustee will cancel all SPDRs delivered upon redemption.

If the Trustee determines that an Index Security is likely to be unavailable or available in insufficient quantity for delivery by the Trust upon redemption, the Trustee may elect to deliver the cash equivalent value of any such Index Securities, based on its market value as of the Evaluation Time on the date such redemption is deemed received by the Trustee as a part of the Cash Redemption Payment in lieu thereof.

If a redeemer is restricted by regulation or otherwise from investing or engaging in a transaction in one or more Index Securities, the Trustee may elect to deliver the cash equivalent value based on the market value of any such Index Securities as of the Evaluation Time on the date of the redemption as a part of the Cash Redemption Payment in lieu thereof. In such case, the investor will pay the Trustee the standard Transaction Fee, and may pay an additional amount equal to the actual amounts incurred in connection with such transaction(s) but in any case not to exceed three (3) times the Transaction Fee applicable for one Creation Unit.

The Trustee upon the request of a redeeming investor, may elect to redeem Creation Units in whole or in part by providing such redeemer, with a portfolio of stocks differing in exact composition from Index Securities but not differing in NAV from the then-current Portfolio Deposit. Such a redemption is likely to be made only if it were determined that it would be appropriate in order to maintain the Trust’s correspondence to the composition and weighting of the S&P 500 Index.

The Trustee may sell Portfolio Securities to obtain sufficient cash proceeds to deliver to the redeeming Beneficial Owner. To the extent cash proceeds are received by the Trustee in excess of the required amount, such cash proceeds shall be held by the Trustee and applied in accordance with the guidelines applicable to Misweighting (as defined below).

All redemption orders must be transmitted to the Trustee by telephone or other transmission method acceptable to the Trustee so as to be received by the Trustee not later than the Closing Time on the Transmittal Date, pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruption or changes, or telephone or other communication failure, may impede the ability to reach the Trustee, a Participating Party, or a DTC Participant.

The calculation of the value of the stocks and the Cash Redemption Payment to be delivered to the redeeming Beneficial Owner is made by the Trustee according to the procedures set forth under “Valuation” and is computed as of the Evaluation Time on the Business Day on which a redemption order is deemed received by the Trustee. Therefore, if a redemption order in proper form is submitted to the Trustee by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite SPDRs are delivered to the Trustee prior to DTC Cut-Off Time on such Transmittal Date, then the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is determined by the Trustee as of the Evaluation Time on such Transmittal Date. If, however, a redemption order is submitted not later than the Closing Time on a Transmittal Date but either (a) the requisite SPDRs are not delivered by DTC Cut-Off Time on the next Business Day immediately following such Transmittal Date or (b) the redemption order is not submitted in proper form, then the redemption order is not deemed received as of such Transmittal Date. In such case, the value of the stocks and the Cash Redemption Payment to be delivered to the Beneficial Owner is computed as of the Evaluation Time on the Business Day that such order is deemed received by the Trustee, i.e., the Business Day on which the SPDRs are delivered through DTC to the Trustee by DTC Cut-Off Time on such Business Day pursuant to a properly submitted redemption order.

The Trustee may suspend the right of redemption, or postpone the date of payment of the NAV for more than five (5) Business Days following the date on which the request for redemption is deemed received by the Trustee (a) for any period during which the NYSE is closed, (b) for any period during which an emergency exists as a result of which disposal or evaluation of the Portfolio Securities is not reasonably practicable, (c) or for such other period as the SEC may by order permit for the protection of Beneficial Owners. Neither the Sponsor nor the Trustee is liable to any person or in any way for any loss or damages that may result from any such suspension or postponement.

Placement of Redemption Orders Using SPDR Clearing Process

A redemption order made through the SPDR Clearing Process is deemed received on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date and (b) all other procedures set forth in the Participant Agreement are properly followed. The order is effected based on the NAV of the Trust as determined as of the Evaluation Time on the Transmittal Date. A redemption order made through the SPDR Clearing Process and received by the Trustee after the Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date. The Participant Agreement authorizes the Trustee to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s redemption order. Pursuant to such trade instructions from the Trustee to NSCC, the Trustee transfers the requisite stocks (or contracts to purchase such stocks which are expected to be delivered in a “regular way” manner) by the third (3rd) NSCC Business Day following the date on which the request for redemption is deemed received, and the Cash Redemption Payment.

Placement of Redemption Orders Outside SPDR Clearing Process

A DTC Participant who wishes to place an order for redemption of SPDRs to be effected outside the SPDR Clearing Process need not be a Participating Party, but its order must state that the DTC Participant is not using the SPDR Clearing Process and that redemption will instead be effected through transfer of SPDRs directly through DTC. An order is deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of SPDRs specified in such order, which delivery must be made through DTC to the Trustee no later than 11:00 a.m. on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 2:00 p.m. on the next Business Day immediately following the Transmittal Date.

The Trustee initiates procedures to transfer the requisite stocks (or contracts to purchase such stocks) that are expected to be delivered within three Business Days and the Cash Redemption Payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date.

THE PORTFOLIO

Because the objective of the Trust is to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index, the Portfolio at any time will consist of as many of Index Securities as is practicable. It is anticipated that cash or cash items (other than dividends held for distribution) normally would not be a substantial part of the Trust’s net assets. Although the Trust may at any time fail to own certain of Index Securities, the Trust will be substantially invested in Index Securities and the Sponsor believes that such investment should result in a close correspondence between the investment performance of the S&P 500 Index and that derived from ownership of SPDRs.

Portfolio Securities Conform to the S&P 500 Index

The S&P 500 Index is a float-adjusted capitalization weighted index of 500 securities calculated under the auspices of the S&P Index Committee of S&P. At any moment in time, the value of the S&P 500 Index equals the aggregate market value of the available float shares outstanding in each of the component 500 Index Securities, evaluated at their respective last sale prices on their respective listing exchange, divided by a scaling factor (“divisor”) which yields a resulting index value in the reported magnitude.

Periodically (typically, several times per quarter), S&P may determine that total shares outstanding have changed in one or more component Index Securities due to secondary offerings, repurchases, conversions or other corporate actions. Second, periodically S&P may determine that the available float shares of one or more of the Index Securities may have changed due to corporate actions, purchases or sales of securities by holders or other events. Additionally, the S&P Committee may periodically (ordinarily, several times per quarter) replace one or more Index Securities due to mergers, acquisitions, bankruptcies, or other market conditions, or if the issuers of such Index Securities fail to meet the criteria for inclusion in the S&P 500 Index. In 2008, there were 37 company changes to the S&P 500 Index. Ordinarily, whenever there is a change in shares outstanding or a change in an Index Security of the S&P 500 Index, S&P adjusts the divisor to ensure that there is no discontinuity in the value of the S&P 500 Index.

The Trust is not managed and therefore the adverse financial condition of an issuer does not require the sale of stocks from the Portfolio. The Trustee on a non-discretionary basis adjusts the composition of the Portfolio to conform to changes in the composition and/or weighting structure of Index Securities. To the extent that the method of determining the S&P 500 Index is changed by S&P in a manner that would affect the adjustments provided for herein, the Trustee and the Sponsor have the right to amend the Trust Agreement, without the consent of DTC or Beneficial Owners, to conform the adjustments to such changes and to maintain the objective of tracking the S&P 500 Index.

The Trustee aggregates certain of these adjustments and makes conforming changes to the Portfolio at least monthly. The Trustee directs its stock transactions only to brokers or dealers, which may include affiliates of the Trustee, from whom it expects to obtain the most favorable prices or execution of orders. Adjustments are made more frequently in the case of significant changes to the S&P 500 Index. Specifically, the Trustee is required to adjust the composition of the Portfolio whenever there is a change in the identity of any Index Security (i.e., a substitution of one security for another) within three (3) Business Days before or after the day on which the change is scheduled to take effect. If the transaction costs incurred by the Trust in adjusting the Portfolio would exceed the expected variation between the composition of the Portfolio and the S&P 500 Index (“Misweighting”), it may not be efficient identically to replicate the share composition of the S&P 500 Index. Minor Misweighting generally is permitted within the guidelines set forth below. The Trustee is required to adjust the composition of the Portfolio at any time that the weighting of any stock in the Portfolio varies in excess of one hundred and fifty percent (150%) of a specified percentage, which percentage varies from 8/100 of 1% to 2/100 of 1%, depending on the NAV of the Trust (in each case, “Misweighting Amount”), from the weighting of the Index Security in the S&P 500 Index.

The Trustee examines each stock in the Portfolio on each Business Day, comparing its weighting to the weighting of the corresponding Index Security, based on prices at the close of the market on the preceding Business Day (a “Weighting Analysis”). If there is a Misweighting in any stock in the Portfolio in excess of one hundred and fifty percent (150%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. Also, on a monthly basis, the Trustee performs a Weighting Analysis for each stock in the Portfolio, and in any case where there exists a Misweighting exceeding one hundred percent (100%) of the applicable Misweighting Amount, the Trustee calculates an adjustment to the Portfolio in order to bring the Misweighting within the applicable Misweighting Amount, based on prices at the close of the market on the day on which such Misweighting occurs. In the case of any adjustment to the Portfolio because of a Misweighting, the purchase or sale of stock necessitated by the adjustment is made within three (3) Business Days of the day on which such Misweighting is determined. In addition to the foregoing adjustments, the Trustee may make additional periodic adjustments to Portfolio Securities that may be misweighted by an amount within the applicable Misweighting Amount.

The foregoing guidelines with respect to Misweighting also apply to any Index Security that (a) is likely to be unavailable for delivery or available in insufficient quantity for delivery or (b) cannot be delivered to the Trustee due to restrictions prohibiting a creator from engaging in a transaction involving such Index Security. Upon receipt of an order for a Creation Unit that involves such an Index Security, the Trustee determines whether the substitution of cash for the stock would cause a Misweighting in the Portfolio. If a Misweighting results, the Trustee will purchase the required number of shares of the Index Security on the opening of the market on the following Business Day. If a Misweighting does not result and the Trustee does not hold cash in excess of the permitted amounts, the Trustee may hold the cash or, if such excess would result, make the required adjustments to the Portfolio.

As a result of the purchase and sale of stock in accordance with these requirements, or the creation of Creation Units, the Trust may hold some amount of residual cash (other than cash held temporarily due to timing differences between the sale and purchase of stock or cash delivered in lieu of Index Securities or undistributed income or undistributed capital gains). This amount may not exceed for more than two (2) consecutive Business Days 5/10th of 1 percent of the value of the Portfolio. If the Trustee has made all required adjustments and is left with cash in excess of 5/10th of 1 percent of the value of the Portfolio, the Trustee will use such cash to purchase additional Index Securities that are under-weighted in the Portfolio as compared to their relative weightings in the S&P 500 Index, although the Misweighting of such Index Securities may not be in excess of the applicable Misweighting Amount.

All portfolio adjustments are made as described herein unless such adjustments would cause the Trust to lose its status as a “regulated investment company” under Subchapter M of the Code. Additionally, the Trustee is required to adjust the composition of the Portfolio at any time to insure the continued qualification of the Trust as a regulated investment company.

The Trustee relies on industry sources for information as to the composition and weightings of Index Securities. If the Trustee becomes incapable of obtaining or processing such information or NSCC is unable to receive such information from the Trustee on any Business Day, the Trustee shall use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until the earlier of (a) such time as current information with respect to Index Securities is available or (b) three (3) consecutive Business Days have elapsed. If such current information is not available and three (3) consecutive Business Days have elapsed, the composition and weightings of Portfolio Securities (as opposed to Index Securities) shall be used for the purposes of all adjustments and determinations (including, without limitation, determination of the stock portion of the Portfolio Deposit) until current information with respect to Index Securities is available.

If the Trust is terminated, the Trustee shall use the composition and weightings of Portfolio Securities as of such notice date for the purpose and determination of all redemptions or other required uses of the basket.

From time to time S&P may adjust the composition of the S&P 500 Index because of a merger or acquisition involving one or more Index Securities. In such cases, the Trust, as shareholder of an issuer that is the object of such merger or acquisition activity, may receive various offers from would-be acquirors of the issuer. The Trustee is not permitted to accept any such offers until such time as it has been determined that the stocks of the issuer will be removed from the S&P 500 Index. As stocks of an issuer are often removed from the S&P 500 Index only after the consummation of a merger or acquisition of such issuer, in selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions is reinvested in Index Securities in accordance with the criteria set forth above. Any stocks received as a part of the consideration that are not Index Securities are sold as soon as practicable and the cash proceeds of such sale are reinvested in accordance with the criteria set forth above.

Adjustments to the Portfolio Deposit

On each Business Day (each such day an “Adjustment Day”), the number of shares and identity of each Index Security in a Portfolio Deposit are adjusted in accordance with the following procedure. At the close of the market the Trustee calculates the NAV of the Trust. The NAV is divided by the number of outstanding SPDRs multiplied by 50,000 SPDRs in one Creation Unit, resulting in an NAV per Creation Unit (“NAV Amount”). The Trustee then calculates the number of shares (without rounding) of each of the component stocks of the S&P 500 Index in a Portfolio Deposit for the following Business Day (“Request Day”), so that (a) the market value at the close of the market on the Adjustment Day of the stocks to be included in the Portfolio Deposit on Request Day, together with the Dividend Equivalent Payment effective for requests to create or redeem on the Adjustment Day, equals the NAV Amount and (b) the identity and weighting of each of the stocks in a Portfolio Deposit mirrors proportionately the identity and weightings of the stocks in the S&P 500 Index, each as in effect on Request Day. For each stock, the number resulting from such calculation is rounded to the nearest whole share, with a fraction of 0.50 being rounded up. The identities and weightings of the stocks so calculated constitute the stock portion of the Portfolio Deposit effective on Request Day and thereafter until the next subsequent Adjustment Day, as well as Portfolio Securities to be delivered by the Trustee in the event of request for redemption on the Request Day and thereafter until the following Adjustment Day.

In addition to the foregoing adjustments, if a corporate action such as a stock split, stock dividend or reverse split occurs with respect to any Index Security that does not result in an adjustment to the S&P 500 Index divisor, the Portfolio Deposit shall be adjusted to take into account the corporate action in each case rounded to the nearest whole share.

On the Request Day and on each day that a request for the creation or redemption is deemed received, the Trustee calculates the market value of the stock portion of the Portfolio Deposit as in effect on the Request Day as of the close of the market and adds to that amount the Dividend Equivalent Payment effective for requests to create or redeem on Request Day (such market value and Dividend Equivalent Payment are collectively referred to herein as “Portfolio Deposit Amount”). The Trustee then calculates the NAV Amount, based on the close of the market on the Request Day. The difference between the NAV Amount so calculated and the Portfolio Deposit Amount is the “Balancing Amount”. The Balancing Amount serves the function of compensating for any differences between the value of the Portfolio Deposit Amount and the NAV Amount at the close of trading on Request Day due to, for example, (a) differences in the market value of the securities in the Portfolio Deposit and the market value of the Securities on Request Day and (b) any variances from the proper composition of the Portfolio Deposit.

On any Adjustment Day on which (a) no change in the identity and/or share weighting of any Index Security is scheduled to take effect that would cause the S&P 500 Index divisor to be adjusted after the close of the market on that Business Day,*

*   S&P publicly announces changes in the identity and/or weighting of Index Securities in advance of the actual change. The announcements regarding changes in the index components are made after the close of trading on such day.

and (b) no stock split, stock dividend or reverse stock split with respect to any Index Security has been declared to take effect on the corresponding Request Day, the Trustee may forego making any adjustment to the stock portion of the Portfolio Deposit and to use the composition and weightings of Index Securities for the most recently effective Portfolio Deposit for the Request Day following such Adjustment Day. In addition, the Trustee may calculate the adjustment to the number of shares and identity of Index Securities in a Portfolio Deposit as described above except that such calculation would be employed two (2) Business Days rather than one (1) Business Day before the Request Day.

The Dividend Equivalent Payment and the Balancing Amount in effect at the close of business on the Request Date are collectively referred to as the Cash Component or the Cash Redemption Payment. If the Balancing Amount is a positive number (i.e., if the NAV Amount exceeds the Portfolio Deposit Amount) then, with respect to creation, the Balancing Amount increases the Cash Component of the then effective Portfolio Deposit transferred to the Trustee by the creator. With respect to redemptions, the Balancing Amount is added to the cash transferred to the redeemer by the Trustee. If the Balancing Amount is a negative number (i.e., if the NAV Amount is less than the Portfolio Deposit Amount) then, with respect to creation, this amount decreases the Cash Component of the then effective Portfolio Deposit to be transferred to the Trustee by the creator or, if such cash portion is less than the Balancing Amount, the difference must be paid by the Trustee to the creator. With respect to redemptions, the Balancing Amount is deducted from the cash transferred to the redeemer or, if such cash is less than the Balancing Amount, the difference must be paid by the redeemer to the Trustee.

If the Trustee has included the cash equivalent value of one or more Index Securities in the Portfolio Deposit because the Trustee has determined that such Index Securities are likely to be unavailable or available in insufficient quantity for delivery, or if a creator or redeemer is restricted from investing or engaging in transactions in one or more of such Index Securities, the Portfolio Deposit so constituted shall determine the Index Securities to be delivered in connection with the creation of SPDRs in Creation Unit size aggregations and upon the redemption of SPDRs until the time the stock portion of the Portfolio Deposit is subsequently adjusted.

THE S&P 500 INDEX

The S&P 500 Index is composed of five hundred (500) selected stocks, all of which are listed on national stock exchanges and spans over 24 separate industry groups. As of December 31, 2008, the five largest industry groups comprising the S&P 500 Index were: Information Technology 15.27%, Health Care 14.79%, Energy 13.34%, Financials 13.29% and Consumer Staples 12.88%. Since 1968, the S&P 500 Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the S&P 500 Index is available from market information services. The S&P 500 Index is determined, comprised and calculated without regard to the Trust.

S&P is not responsible for and does not participate in the creation or sale of SPDRs or in the determination of the timing, pricing, or quantities and proportions of purchases or sales of Index Securities or Portfolio Securities. The information in this Prospectus concerning S&P and the S&P 500 Index has been obtained from sources that the Sponsor believes to be reliable, but the Sponsor takes no responsibility for the accuracy of such information.

The following table shows the actual performance of the S&P 500 Index for the years 1960 through 2008. Stock prices fluctuated widely during this period and were higher at the end than at the beginning. The results shown should not be considered representative of the income yield or capital gain or loss that may be generated by the S&P 500 Index in the future. The results should not be considered representative of the performance of the Trust.

	Calendar	Calendar	Change In	Calendar
	Year-End	Year-End Index	Index for	Year-End
Year	Index Value*	Value 1960=100	Calendar Year	Yield**

1960	58.11	100.00	—%	3.47%
1961	71.55	123.13	23.13	2.98
1962	63.10	108.59	−11.81	3.37
1963	75.02	129.10	18.89	3.17
1964	84.75	145.84	12.97	3.01
1965	92.43	159.06	9.06	3.00
1966	80.33	138.24	−13.09	3.40
1967	96.47	166.01	20.09	3.20
1968	103.86	178.73	7.66	3.07
1969	92.06	158.42	−11.36	3.24
1970	92.15	158.58	0.10	3.83
1971	102.09	175.68	10.79	3.14
1972	118.05	203.15	15.63	2.84
1973	97.55	167.87	−17.37	3.06
1974	68.56	117.98	−29.72	4.47
1975	90.19	155.21	31.55	4.31
1976	107.46	184.93	19.15	3.77
1977	95.10	163.66	−11.50	4.62
1978	96.11	165.39	1.06	5.28
1979	107.94	185.75	12.31	5.47
1980	135.76	233.63	25.77	5.26
1981	122.55	210.89	−9.73	5.20
1982	140.64	242.02	14.76	5.81
1983	164.93	283.82	17.27	4.40
1984	167.24	287.80	1.40	4.64
1985	211.28	363.59	26.33	4.25
1986	242.17	416.75	14.62	3.49

	Calendar	Calendar	Change In	Calendar
	Year-End	Year-End Index	Index for	Year-End
Year	Index Value*	Value 1960=100	Calendar Year	Yield**

1987	247.08	425.19	2.03	3.08
1988	277.72	477.92	12.40	3.64
1989	353.40	608.15	27.25	3.45
1990	330.22	568.26	−6.56	3.61
1991	417.09	717.76	26.31	3.24
1992	435.71	749.80	4.46	2.99
1993	464.45	802.70	7.06	2.78
1994	459.27	790.34	−1.54	2.82
1995	615.93	1,059.92	34.11	2.56
1996	740.74	1,274.70	20.26	2.19
1997	970.43	1,669.99	31.01	1.77
1998	1,229.23	2,115.35	26.67	1.49
1999	1,469.25	2,528.39	19.53	1.14
2000	1,320.28	2,272.04	−10.14	1.19
2001	1,148.08	1,975.70	−13.04	1.36
2002	879.82	1,514.06	−23.37	1.81
2003	1,111.92	1,913.47	26.38	1.63
2004	1,211.92	2,085.56	8.99	1.72
2005	1,248.29	2,148.15	3.00	1.86
2006	1,418.30	2,440.72	13.62	1.81
2007	1,468.36	2,526.86	3.53	1.89
2008	903.25	1,554.38	−38.49	3.14

*	Source: S&P. Year-end index values shown do not reflect reinvestment of dividends nor costs, such as brokerage charges and transaction costs.

**	Source: S&P. Yields are obtained by dividing the aggregate cash dividends by the aggregate market value of the stocks in the S&P 500 Index.

LICENSE AGREEMENT

The License Agreement grants State Street Global Markets, LLC (“SSGM”), an affiliate of the Trustee, a license to use the S&P 500 Index as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of S&P in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the S&P 500 Index and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of SPDRs. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of SPDRs.

None of the Trust, the Trustee, the Exchange, the Sponsor, SSGM, the Distributor, DTC, NSCC, any Authorized Participant, any Beneficial Owner of SPDRs or any other person is entitled to use any rights whatsoever under the foregoing licensing arrangements or to use the trademarks “Standard & Poor’s”, “S&P”, “S&P 500.” “Standard & Poor’s 500” or “500” or to use the S&P 500 Index except as specifically described in the License Agreement or sublicenses or as may be specified in the Trust Agreement.

The Trust is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty, express or implied, to the Trust, the Trustee, the Distributor, DTC or Beneficial Owners of SPDRs regarding the advisability of investing in securities generally or in the Trust particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, comprised and calculated by S&P without regard to the Trust or the Beneficial Owners of SPDRs. S&P has no obligation to take the needs of the Trust or the Beneficial Owners of SPDRs into consideration in determining, comprising or calculating the S&P 500 Index. S&P is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of SPDRs. S&P has no obligation or liability in connection with the administration, marketing or trading of SPDRs.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, THE TRUST, BENEFICIAL OWNERS OF SPDRS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR

ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

EXCHANGE LISTING

On October 1, 2008, NYSE Euronext acquired the American Stock Exchange LLC, which was renamed “NYSE Alternext US”. As the listing and trading of all exchange traded funds on NYSE was being consolidated on a single trading venue, NYSE Arca, the Sponsor and the Trustee decided to move the listing for the Trust from NYSE Alternext to NYSE Arca. Therefore, SPDRs have been listed on NYSE Arca as of February 24, 2009. The Trust is not required to pay an initial listing fee to the Exchange. Transactions involving SPDRs in the public trading market are subject to customary brokerage charges and commissions.

SPDRs also are listed and traded on the Singapore Exchange Securities Trading Limited. In the future, SPDRs may be listed and traded on other non-U.S. exchanges pursuant to similar arrangements.

There can be no assurance that SPDRs will always be listed on the Exchange. The Trust will be terminated if SPDRs are delisted. Trading in SPDRs may be halted under certain circumstances as set forth in the Exchange rules and procedures. The Exchange will consider the suspension of trading in or removal from listing of SPDRs if: (a) the Trust has more than 60 days remaining until termination and there are fewer than 50 record and/or beneficial holders of SPDRs for 30 or more consecutive trading days; (b) the value of the S&P 500 Index is no longer calculated or available; or (c) such other event occurs or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules that require trading to be halted for a specified period based on a specified market decline. The Exchange also must halt trading if required intraday valuation information is not disseminated for longer than one Business Day.

The Sponsor’s aim in designing SPDRs was to provide investors with a security whose initial market value would approximate one-tenth (1/10th) the value of the S&P 500 Index. Of course, the market value of a SPDR is affected by a variety of factors, including capital gains distributions made, and expenses incurred, by the Trust, and therefore, over time, a SPDR may no longer approximate 1/10th the value of the S&P 500 Index. The market price of a SPDR should reflect its share of the dividends accumulated on Portfolio Securities and may be affected by supply and demand, market volatility, sentiment and other factors.

FEDERAL INCOME TAXES

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in SPDRs. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that Beneficial Owners hold SPDRs as capital assets within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and do not hold SPDRs in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in SPDRs or to any Beneficial Owner who or that is (a) treated as a partnership (or other pass-through entity) for U.S. federal income tax purposes, (b) holding SPDRs through a partnership (or other pass-through entity), or (c) otherwise subject to special tax rules, such as dealers in securities or foreign currency, tax-exempt entities, financial institutions, regulated investment companies, real estate investment trusts, insurance companies, persons that hold SPDRs as part of a “straddle,” a “hedge” or a “conversion transaction,” investors that have a “functional currency” other than the U.S. dollar, persons liable for alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, “controlled foreign corporations,” passive foreign investment companies” or, United States expatriates. Prospective Beneficial Owners are urged to consult their own tax advisors with respect to the specific tax consequences of investing in SPDRs.

Tax Treatment of the Trust

For the fiscal year ended September 30, 2008, the Trust believes that it qualified for tax treatment as a “regulated investment company” under the Code. The Trust intends to continue to so qualify. To qualify as a regulated investment company, the Trust must, among other things, (a) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) meet certain asset diversification tests, and (c) distribute in each year at least ninety percent (90%) of its investment company taxable income. If the Trust qualifies as a regulated investment company, the Trust will not be subject, in general, to federal income tax if and to the extent the Trust distributes its income in a timely manner. Any undistributed income may be subject to tax, including a four percent (4%) excise tax on certain undistributed income in the event that the Trust does not distribute to the Beneficial Owners in a timely manner at least ninety-eight percent (98%) of its taxable income (including capital gains).

If the Trust fails to qualify as a regulated investment company for any year, the Trust will be subject to corporate-level income tax in that year on all of its taxable income, regardless of whether the Trust makes any distributions to the Beneficial Owners. In addition, any distributions from a non-qualifying Trust will be taxable to a Beneficial Owner generally as ordinary dividends to the extent of the Trust’s current and accumulated earnings and profits, possibly eligible for (a) in the case of a non-corporate Beneficial Owner (i.e., an individual, trust or estate), treatment as a qualifying dividend (as discussed below) subject to tax at preferential capital gains rates or (b) in the case of a corporate Beneficial Owner, a dividends-received deduction.

To meet the distribution requirements necessary to qualify as a regulated investment company (as outlined above), the Trust may be required to make distributions in excess of the yield performance of the Portfolio Securities.

Tax Treatment of the Beneficial Owners

Considerations for a Beneficial Owner that is a U.S. Person.  The following are certain U.S. federal income tax considerations for Beneficial Owners that are U.S. persons. A Beneficial Owner will be a U.S. person if the Beneficial Owners is, for U.S. federal income tax purposes: (a) a citizen or individual resident of the United States; (b) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws or the United States or of any political subdivision thereof; (c) an estate, the income of which is subject to United States federal income taxation regardless of its source; or (d) a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable United States Treasury regulations to continue to be treated as a U.S. person.

Distributions.  Distributions of the Trust’s net investment income (other than, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Trust’s current or accumulated earnings and profits. Distributions of the Trust’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Trust’s current or accumulated earnings and profits, regardless of a Beneficial Owner’s holding period in the Trust’s shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Trust’s current or accumulated earnings and profits, provided that the Beneficial Owner meets certain holding period and other requirements with respect to the Trust’s shares and the Trust meets certain holding period and other requirements with respect to its dividend-paying stocks.

Distributions in excess of the Trust’s current or accumulated earnings and profits are treated as a return of capital, which reduce a Beneficial Owner’s tax basis in SPDRs. Return-of-capital distributions may result if, for example, Trust distributions are derived from cash amounts deposited in connection with Portfolio Deposits, rather than dividends actually received by the Trust on the Portfolio Securities. Return-of-capital distributions may be more likely to occur in periods during which the number of outstanding SPDRs fluctuates significantly.

Because the taxability of a distribution depends upon the Trust’s current and accumulated earnings and profits, a distribution received shortly after an acquisition of SPDRs may be taxable, even though, as an economic matter, the distribution represents a return of a Beneficial Owner’s initial investment.

The Trust intends to distribute its long-term capital gains at least annually. However, by providing written notice to Beneficial Owners no later than sixty (60) days after its year-end, the Trust may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Trust pays income tax on the retained long-term capital gain, and each Beneficial Owner recognizes a proportionate share of the Trust’s undistributed long-term capital gain. In addition, each Beneficial Owner can claim a refundable tax credit for the Beneficial Owner’s proportionate share of the Trust’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the SPDRs by an amount equal to sixty-five percent (65%) of the Beneficial Owner’s proportionate share of the Trust’s undistributed long-term capital gains.

Long-term capital gains of non-corporate Beneficial Owners are taxed at a maximum rate of fifteen percent (15%) for taxable years beginning on or before December 31, 2010. In addition, for those taxable years, Trust distributions of qualifying dividend income to non-corporate Beneficial Owners qualify for taxation at long-term capital gain rates. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

Sales and Redemptions.  In general, any capital gain or loss realized upon a sale of a SPDR is treated generally as a long-term gain or loss if the SPDR has been held for more than one year. Any capital gain or loss realized upon a sale of a SPDR held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of SPDR held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the SPDR.

An in-kind redemption of a SPDR does not result in the recognition of taxable gain or loss by the Trust. Upon an in-kind redemption of a SPDR, a Beneficial Owner recognizes gain or loss, in an amount equal to the difference between the sum of the aggregate fair market value (as determined on the redemption date) of the stocks and cash received as a result of the SPDR redemption and the Beneficial Owner’s basis in the redeemed SPDR. Stocks received upon a SPDR redemption (which will be comprised of the stock portion of the Portfolio Deposit in effect on the date of redemption) generally have an initial tax basis equal to their respective market values on the date of redemption. The Internal Revenue Service (“IRS”) may assert that any resulting loss may not be deducted by a Beneficial Owner on the basis that there has been no material change in such Beneficial Owner’s economic position or that the transaction has no significant economic or business utility apart from the anticipated tax consequences.

Portfolio Deposits.  In general, the Trust recognizes no gain or loss on the issue of Creation Units in exchange for Portfolio Deposits. However, the person transferring the Portfolio Deposit to the Trust generally recognizes gain or loss with respect to the stocks included in the Portfolio Deposit, in an amount equal to the difference between the amount realized in respect of the stock and such person’s basis in the stock. The particular amount realized with respect to each stock included in a Portfolio Deposit is determined by allocating the total fair market value (as determined on the transfer date of the Portfolio Deposit) of the SPDRs received, less any cash paid to the Trust or plus any cash received from the Trust, in connection with the Portfolio Deposit, among all of the stocks included in the Portfolio Deposit based on their relative fair market values (as determined on the transfer date of the Portfolio Deposit). The IRS may assert that a person transferring a Portfolio Deposit may not be able to deduct a resulting loss on the grounds that there has been no material change in such person’s economic position or that the transaction has no significant economic or business utility or purpose apart from the anticipated tax consequences.

Special Considerations for Foreign Beneficial Owners.  If a Beneficial Owner is not a U.S. person as described above (a “Foreign Beneficial Owner”), the Trust’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to the Foreign Beneficial Owner) will be subject, in general, to withholding tax at a rate of thirty percent (30%) or at a lower rate established under an applicable tax treaty. However, for Trust tax years beginning on or before December 31, 2009, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the Foreign Beneficial Owner furnishes the Trust with a completed IRS Form W-8BEN (or acceptable substitute documentation) establishing the Foreign Beneficial Owner’s status as foreign and that the Trust does not have actual knowledge or reason to know that the Foreign Beneficial Owner would be subject to withholding tax if the Foreign Beneficial Owner were to receive the related amounts directly rather than as dividends from the Trust.

In general, gain on a sale of a SPDR will be exempt from federal income tax (including withholding at the source) unless, in the case of an individual Foreign Beneficial Owner, such individual Foreign Beneficial Owner is physically present in the United States for one hundred eighty three (183) days or more during the taxable year and meets certain other requirements.

To claim a credit or refund for any Trust-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Beneficial Owner must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Foreign Beneficial Owner would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

Back-Up Withholding.  The Trust may be required to report certain information on a Beneficial Owner to the IRS and withhold federal income tax (known as “backup withholding”) at a twenty-eight percent (28%) rate from all taxable distributions and redemption proceeds payable to the Beneficial Owner if the Beneficial Owner fails to provide the Trust with a correct taxpayer identification or a completed exemption certificate (e.g., in the case of a Foreign Beneficial Owner (as defined below), an IRS Form W-8BEN) or if the IRS notifies the Trust that a Beneficial Owner is subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Beneficial Owner’s federal income tax liability. The amount of any backup withholding from a payment to a Beneficial Owner is allowed as a credit against the Beneficial Owner’s U.S. federal income tax liability and may entitle the Beneficial Owner to a refund of tax upon prompt filing of a valid refund claim.

ERISA Considerations

In considering the advisability of an investment in SPDRs, fiduciaries of pension, profit sharing or other tax-qualified retirement plans (including Keogh Plans) and funded welfare plans (collectively, “Plans”) subject to the fiduciary responsibility requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), should consider whether an investment in SPDRs (a) is permitted by the documents and instruments governing the Plan, (b) is made solely in the interest of participants and beneficiaries of the Plans, (c) is consistent with the prudence and diversification requirements of ERISA, and that the acquisition and holding of SPDRs does not result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code. Individual retirement account (“IRA”) investors should consider that an IRA may make only such investments as are authorized by the IRA’s governing instruments and that IRAs are subject to the prohibited transaction rules of Section 4975 of the Code.

As described in the preceding paragraph, ERISA imposes certain duties on Plan fiduciaries, and ERISA and/or Section 4975 of the Code prohibit certain transactions involving “plan assets” between Plans or IRAs and persons who have certain specified relationships to the Plan or IRA (that is, “parties in interest” as defined in ERISA or “disqualified persons” as defined in the Code). The fiduciary standards and prohibited transaction rules that apply to an investment in SPDRs by a Plan will not apply to transactions involving the Trust’s assets because the Trust is an investment company registered under the Investment Company Act of 1940. As such, the Trust’s assets are not deemed to be “plan assets” under ERISA and U.S. Department of Labor regulations by virtue of Plan and/or IRA investments in SPDRs.

Employee benefit plans that are government plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and foreign plans (as described in Section 4(b)(4) of ERISA) are not subject to the requirements of ERISA or Section 4975 of the Code. The fiduciaries of governmental plans should, however, consider the impact of their respective state pension codes or other applicable law on investments in SPDRs and the considerations discussed above, to the extent such considerations apply.

CONTINUOUS OFFERING OF SPDRs

Creation Units are offered continuously to the public by the Trust through the Distributor. Persons making Portfolio Deposits and creating Creation Units receive no fees, commissions or other form of compensation or inducement of any kind from the Sponsor or the Distributor, and no such person has any obligation or responsibility to the Sponsor or Distributor to effect any sale or resale of SPDRs.

Because new SPDRs can be created and issued on an ongoing basis, at any point during the life of the Trust, a “distribution”, as such term is used in the Securities Act of 1933 (“1933 Act”), may be occurring. Broker-dealers and other persons are cautioned that some of their activities may result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing a creation order with the Distributor, breaks them down into the constituent SPDRs and sells the SPDRs directly to its customers; or if it chooses to couple the creation of a supply of new SPDRs with an active selling effort involving solicitation of secondary market demand for SPDRs. A determination of whether one is an underwriter must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with SPDRs that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the 1933 Act.

The Sponsor intends to qualify SPDRs in states selected by the Sponsor and through broker-dealers who are members of FINRA. Investors intending to create or redeem Creation Units in transactions not involving a broker-dealer registered in such investor’s state of domicile or residence should consult their legal advisor regarding applicable broker-dealer or securities regulatory requirements under the state securities laws prior to such creation or redemption.

DIVIDEND REINVESTMENT SERVICE

The Trust has made the Service available for use by Beneficial Owners through DTC Participants for reinvestment of their cash proceeds. Some DTC Participants may not elect to utilize the Service; therefore, an interested SPDR investor may wish to contact such investor’s broker to ascertain the availability of the Service through such broker. Each broker may require investors to adhere to specific procedures and timetables in order to participate in the Service and such investors should ascertain from their broker such necessary details.

Distributions reinvested in additional SPDRs through the Service are nevertheless taxable dividends to Beneficial Owners to the same extent as if received in cash.

The Trustee generally uses the cash proceeds of dividends received from all Beneficial Owners participating in reinvestment through the Service to obtain Index

Securities necessary to create the requisite number of SPDRs at the close of business on each SPDR distribution date. Any cash balance remaining after the requisite number of SPDRs has been created is distributed, on a pro rata basis, to all Beneficial Owners who participated in the Service. Brokerage commissions, if any, incurred in obtaining Index Securities necessary to create additional SPDRs with the cash from the distributions is an expense of the Trust.*

EXPENSES OF THE TRUST

Ordinary operating expenses of the Trust are currently being accrued at an annual rate of 0.0945%. Future accruals will depend primarily on the level of the Trust’s net assets and the level of Trust expenses. The Trustee has agreed to waive a portion of its fee until February 1, 2010. Thereafter, the Trustee may discontinue this voluntary waiver policy. The Trustee’s fee waiver will be calculated after earnings credits are applied. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance, if any, in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors. Therefore, there is no guarantee that the Trust’s ordinary operating expenses will not exceed 0.0945% of the Trust’s daily NAV.

Until further notice, the Sponsor has undertaken that it will not permit the ordinary operating expenses of the Trust, as calculated by the Trustee, to exceed an amount that is 18.45/100 of 1% (0.1845%) per annum of the daily NAV of the Trust. To the extent the ordinary operating expenses of the Trust do exceed such 0.1845% amount, the Sponsor will reimburse the Trust for, or assume, the excess. The Sponsor retains the ability to be repaid by the Trust for expenses so reimbursed or assumed to the extent that subsequently during the fiscal year expenses fall below the 0.1845% per annum level on any given day. For purposes of this undertaking, ordinary operating expenses of the Trust do not include taxes, brokerage commissions and any extraordinary non-recurring expenses, including the cost of any litigation to which the Trust or the Trustee may be a party. The Sponsor may discontinue this undertaking or renew it for a specified period of time, or may choose to reimburse or assume certain Trust expenses in later periods to keep Trust expenses at a level it believes to be attractive to investors. In any event, on any day and during any period over the life of the Trust, total fees and expenses of the Trust may exceed 0.1845% per annum.

Subject to any applicable cap, the Sponsor may charge the Trust a special fee for certain services the Sponsor may provide to the Trust which would otherwise be

*   It is difficult to estimate the annual dollar amount of brokerage commissions that might be incurred in connection with the Dividend Reinvestment Service during any fiscal year. The Trustee estimates that during fiscal year 2008, the approximate amount of annual brokerage commissions incurred in implementing the Service was less than $0.001 per SPDR.

provided by the Trustee in an amount not to exceed the actual cost of providing such services. The Sponsor or the Trustee from time to time may voluntarily assume some expenses or reimburse the Trust so that total expenses of the Trust are reduced. Neither the Sponsor nor the Trustee is obligated to do so and either one or both parties may discontinue such voluntary assumption of expenses or reimbursement at any time without notice.

The following charges are or may be accrued and paid by the Trust: (a) the Trustee’s fee; (b) fees payable to transfer agents for the provision of transfer agency services; (c) fees of the Trustee for extraordinary services performed under the Trust Agreement; (d) various governmental charges; (e) any taxes, fees and charges payable by the Trustee with respect to SPDRs (whether in Creation Units or otherwise); (f) expenses and costs of any action taken by the Trustee or the Sponsor to protect the Trust and the rights and interests of Beneficial Owners of SPDRs (whether in Creation Units or otherwise); (g) indemnification of the Trustee or the Sponsor for any losses, liabilities or expenses incurred by it in the administration of the Trust; (h) expenses incurred in contacting Beneficial Owners of SPDRs during the life of the Trust and upon termination of the Trust; and (i) other out-of-pocket expenses of the Trust incurred pursuant to actions permitted or required under the Trust Agreement.

In addition, the following expenses are or may be charged to the Trust: (a) reimbursement to the Sponsor of amounts paid by it to S&P in respect of annual licensing fees pursuant to the License Agreement; (b) federal and state annual registration fees for the issuance of SPDRs; and (c) expenses of the Sponsor relating to the printing and distribution of marketing materials describing SPDRs and the Trust (including, but not limited to, associated legal, consulting, advertising, and marketing costs and other out-of-pocket expenses such as printing). Pursuant to the provisions of an exemptive order, the expenses set forth in this paragraph may be charged to the Trust by the Trustee in an amount equal to the actual costs incurred, but in no case shall such charges exceed 20/100 of 1% (0.20%) per annum of the daily NAV of the Trust.

With respect to the marketing expenses described in item (c) above, the Sponsor has entered into an agreement with State Street Global Markets, LLC, an affiliate of the Trustee (the “Marketing Agent”), pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor.

If the income received by the Trust in the form of dividends and other distributions on Portfolio Securities is insufficient to cover Trust expenses, the Trustee may make advances to the Trust to cover such expenses. Otherwise, the Trustee may sell Portfolio Securities in an amount sufficient to pay such expenses. The Trustee may reimburse itself in the amount of any such advance, together with interest thereon at a percentage rate equal to the then current overnight federal funds rate, by deducting such amounts from (a) dividend payments or other income of the Trust when such payments or other income is received, (b) the amounts earned or benefits derived by the Trustee on cash held by the Trustee for the benefit of the Trust, and (c) the sale of Portfolio Securities. Notwithstanding the foregoing, if any advance remains outstanding for more than forty-five (45) Business Days, the Trustee may sell Portfolio Securities to reimburse itself for such advance and any accrued interest thereon. These advances will be secured by a lien on the assets of the Trust in favor of the Trustee. The expenses of the Trust are reflected in the NAV of the Trust.

For services performed under the Trust Agreement, the Trustee is paid a fee at an annual rate of 6/100 of 1% to 10/100 of 1% of the NAV of the Trust, as shown below, such percentage amount to vary depending on the NAV of the Trust, plus or minus the Adjustment Amount, as defined below. The compensation is computed on each Business Day based on the NAV of the Trust on such day, and the amount thereof is accrued daily and paid monthly. To the extent that the amount of the Trustee’s compensation, before any adjustment in respect of the Adjustment Amount, is less than specified amounts, the Sponsor has agreed to pay the amount of any such shortfall. The Trustee also may waive all or a portion of such fee.

Trustee Fee Scale

Fee as a Percentage of Net
Net Asset Value of the Trust	Asset Value of the Trust

$0–$499,999,999	10/100 of 1% per annum plus or minus the Adjustment Amount*
$500,000,000–$2,499,999,999	8/100 of 1% per annum plus or minus the Adjustment Amount*
$2,500,000,000 and above	6/100 of 1% per annum plus or minus the Adjustment Amount*

*	The fee indicated applies to that portion of the NAV of the Trust that falls in the size category indicated.

As of September 30, 2008, and as of December 31, 2008, the NAV of the Trust was $92,963,265,733 and $94,977,248,043, respectively. No representation is made as to the actual NAV of the Trust on any future date, as it is subject to change at any time due to fluctuations in the market value of the Portfolio Securities, or to creations or redemptions made in the future.

The Adjustment Amount is calculated at the end of each quarter and applied against the Trustee’s fee for the following quarter. “Adjustment Amount” is an amount which is intended, depending upon the circumstances, either to (a) reduce the Trustee’s fee by the amount that the Transaction Fees paid on creation and redemption exceed the costs of those activities, and by the amount of excess earnings on cash held for the benefit of the Trust ** or (b) increase the Trustee’s fee by the amount that the Transaction Fee (plus additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process), paid on creations or redemptions, falls short of the actual costs of these activities. If in any quarter the Adjustment

**  The excess earnings on cash amount is currently calculated, and applied, on a monthly basis.

Amount exceeds the fee payable to the Trustee as set forth above, the Trustee uses such excess amount to reduce other Trust expenses, subject to certain federal tax limitations. To the extent that the amount of such excess exceeds the Trust’s expenses for such quarter, any remaining excess is retained by the Trustee as part of its compensation. If in any quarter the costs of processing creations and redemptions exceed the amounts charged as a Transaction Fee (plus the additional amounts paid in connection with creations or redemptions outside the SPDR Clearing Process) net of the excess earnings, if any, on cash held for the benefit of the Trust, the Trustee will augment the Trustee’s fee by the resulting Adjustment Amount. The net Adjustment Amount is usually a credit to the Trust. The amount of the earnings credit will be equal to the then current Federal Funds Rate, as reported in nationally distributed publications, multiplied by each day’s daily cash balance in the Trust’s cash account, reduced by the amount of reserves for that account required by the Federal Reserve Board of Governors.

VALUATION

The NAV of the Trust is computed as of the Evaluation Time shown under “Summary—Essential Information” on each Business Day. The NAV of the Trust on a per SPDR basis is determined by subtracting all liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio and other assets and dividing the result by the total number of outstanding SPDRs. For the most recent NAV information, please go to www.spdrs.com.

The value of the Portfolio is determined by the Trustee in good faith in the following manner. If Portfolio Securities are listed on one or more national securities exchanges, such evaluation is generally based on the closing sale price on that day (unless the Trustee deems such price inappropriate as a basis for evaluation) on the exchange which is deemed to be the principal market thereof or, if there is no such appropriate closing price on such exchange at the last sale price (unless the Trustee deems such price inappropriate as a basis for evaluation). If the stocks are not so listed or, if so listed and the principal market therefor is other than on such exchange or there is no such closing price available, such evaluation shall generally be made by the Trustee in good faith based on the closing price on the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for evaluation) or if there is no such appropriate closing price, (a) on current bid prices, (b) if bid prices are not available, on the basis of current bid prices for comparable stocks, (c) by the Trustee’s appraising the value of the stocks in good faith on the bid side of the market, or (d) by any combination thereof.

ADMINISTRATION OF THE TRUST

Distributions to Beneficial Owners

The regular quarterly ex-dividend date for SPDRs is the third Friday in each of March, June, September and December, unless such day is not a Business Day, in which case the ex-dividend date is the immediately preceding Business Day (“Ex-Dividend Date”). Beneficial Owners reflected on the records of DTC and the DTC Participants on the second Business Day following the Ex-Dividend Date (“Record Date”) are entitled to receive an amount representing dividends accumulated on Portfolio Securities through the quarterly dividend period which ends on the Business Day preceding such Ex-Dividend Date (including stocks with ex-dividend dates falling within such quarterly dividend period), net of fees and expenses, accrued daily for such period. For the purposes of all dividend distributions, dividends per SPDR are calculated at least to the nearest 1/1000th of $0.01. The payment of dividends is made on the last Business Day in the calendar month following each Ex-Dividend Date (“Dividend Payment Date”). Dividend payments are made through DTC and the DTC Participants to Beneficial Owners then of record with funds received from the Trustee.

Dividends payable to the Trust in respect of Portfolio Securities are credited by the Trustee to a non-interest bearing account as of the date on which the Trust receives such dividends. Other moneys received by the Trustee in respect of the Portfolio, including but not limited to the Cash Component, the Cash Redemption Payment, all moneys realized by the Trustee from the sale of options, warrants or other similar rights received or distributed in respect of Portfolio Securities as dividends or distributions and capital gains resulting from the sale of Portfolio Securities are credited by the Trustee to a non-interest bearing account. All funds collected or received are held by the Trustee without interest until distributed in accordance with the provisions of the Trust Agreement. To the extent the amounts credited to the account generate interest income or an equivalent benefit to the Trustee, such interest income or benefit is used to reduce the Trustee’s annual fee.

Any additional distributions the Trust may need to make so as to continue to qualify as a “regulated investment company” would consist of (a) an increase in the distribution scheduled for January to include any amount by which estimated Trust investment company taxable income and net capital gains for a year exceeds the amount of Trust taxable income previously distributed with respect to such year or, if greater, the minimum amount required to avoid imposition of such excise tax, and (b) a distribution soon after actual annual investment company taxable income and net capital gains of the Trust have been computed, of the amount, if any, by which such actual income exceeds the distributions already made. The NAV of the Trust is reduced in direct proportion to the amount of such additional distributions. The magnitude of the additional distributions, if any, depends upon a number of factors, including the level of redemption activity experienced by the Trust. Because substantially all proceeds from the sale of stocks in connection with adjustments to the

Portfolio are used to purchase shares of Index Securities, the Trust may have no cash or insufficient cash with which to pay such additional distributions. In that case, the Trustee has to sell shares of Portfolio Securities sufficient to produce the cash required to make such additional distributions. In selecting the stocks to be sold to produce cash for such distributions, the Trustee chooses among the stocks that are over-weighted in the Portfolio relative to their weightings in the S&P 500 Index first and then from among all other stocks in such a manner to maintain the weightings of Portfolio Securities within the applicable Misweighting Amount.

As specified in the Trust Agreement, the Trustee may declare special dividends if the Trustee deems such action necessary or advisable to preserve the status of the Trust as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or deems such action otherwise advantageous to the Trust. The Trust Agreement also permits the Trustee to vary the frequency with which periodic distributions are made (e.g., from quarterly to monthly) if it is determined by the Sponsor and the Trustee that such a variance would be advisable to facilitate compliance with the rules and regulations applicable to regulated investment companies or would otherwise be advantageous to the Trust. In addition, the Trust Agreement permits the Trustee to change the regular ex-dividend date for SPDRs to another date within the month or quarter if it is determined by the Sponsor and the Trustee that such a change would be advantageous to the Trust. Notice of any such variance or change shall be provided to Beneficial Owners via DTC and the DTC Participants.

As soon as practicable after notice of termination of the Trust, the Trustee will distribute via DTC and the DTC Participants to each Beneficial Owner redeeming Creation Units before the termination date specified in such notice a portion of Portfolio Securities and cash as described above. Otherwise, the Trustee will distribute to each Beneficial Owner (whether in Creation Unit size aggregations or otherwise), as soon as practicable after termination of the Trust, such Beneficial Owner’s pro rata share of the NAV of the Trust.

All distributions are made by the Trustee through DTC and the DTC Participants to Beneficial Owners as recorded on the book entry system of DTC and the DTC Participants.

The settlement date for the creation of SPDRs or the purchase of SPDRs in the secondary market must occur on or before the Record Date in order for such creator or purchaser to receive a distribution on the next Dividend Payment Date. If the settlement date for such creation or a secondary market purchase occurs after the Record Date, the distribution will be made to the prior securityholder or Beneficial Owner as of such Record Date.

Any Beneficial Owner interested in acquiring additional SPDRs with proceeds received from distributions described above may elect dividend reinvestment through DTC Participants by means of the Service, if such service is available through the Beneficial Owner’s broker.

Statements to Beneficial Owners; Annual Reports

With each distribution, the Trustee furnishes for distribution to Beneficial Owners a statement setting forth the amount being distributed, expressed as a dollar amount per SPDR.

Promptly after the end of each fiscal year, the Trustee furnishes to the DTC Participants for distribution to each person who was a Beneficial Owner of SPDRs at the end of such fiscal year, an annual report of the Trust containing financial statements audited by independent accountants of nationally recognized standing and such other information as may be required by applicable laws, rules and regulations.

Rights of Beneficial Owners

Beneficial Owners may sell SPDRs in the secondary market, but must accumulate enough SPDRs to constitute a full Creation Unit in order to redeem through the Trust. The death or incapacity of any Beneficial Owner does not operate to terminate the Trust nor entitle such Beneficial Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust.

Beneficial Owners shall not (a) have the right to vote concerning the Trust, except with respect to termination and as otherwise expressly set forth in the Trust Agreement, (b) in any manner control the operation and management of the Trust, or (c) be liable to any other person by reason of any action taken by the Sponsor or the Trustee. The Trustee has the right to vote all of the voting stocks in the Trust. The Trustee votes the voting stocks of each issuer in the same proportionate relationship as all other shares of each such issuer are voted to the extent permissible and, if not permitted, abstains from voting. The Trustee shall not be liable to any person for any action or failure to take any action with respect to such voting matters.

Amendments to the Trust Agreement

The Trust Agreement may be amended from time to time by the Trustee and the Sponsor without the consent of any Beneficial Owners (a) to cure any ambiguity or to correct or supplement any provision that may be defective or inconsistent or to make such other provisions as will not adversely affect the interests of Beneficial Owners; (b) to change any provision as may be required by the SEC; (c) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a “regulated investment company” under the Code; (d) to add or change any provision as may be necessary or advisable if NSCC or DTC is unable or unwilling to continue to perform its functions; and (e) to add or change any provision to conform the adjustments to the Portfolio and the Portfolio Deposit to changes, if any, made by S&P in its method of determining the S&P 500 Index. The Trust Agreement may also be amended by the Sponsor and the Trustee with the consent of the Beneficial Owners of 51% of the outstanding SPDRs to add provisions to, or change or eliminate any of the provisions of, the Trust Agreement or to modify the rights of Beneficial Owners; although, the Trust Agreement may not be amended without the consent of the Beneficial Owners of all outstanding SPDRs if such amendment would (a) permit the acquisition of any securities other than those acquired in accordance with the terms and conditions of the Trust Agreement; (b) reduce the interest of any Beneficial Owner in the Trust; or (c) reduce the percentage of Beneficial Owners required to consent to any such amendment.

Promptly after the execution of an amendment, the Trustee receives from DTC, pursuant to the terms of the Depository Agreement, a list of all DTC Participants holding SPDRs. The Trustee inquires of each such DTC Participant as to the number of Beneficial Owners for whom such DTC Participant holds SPDRs, and provides each such DTC Participant with sufficient copies of a written notice of the substance of such amendment for transmittal by each such DTC Participant to Beneficial Owners.

Termination of the Trust Agreement

The Trust Agreement provides that the Sponsor has the discretionary right to direct the Trustee to terminate the Trust if at any time the NAV of the Trust is less than $350,000,000, as such dollar amount shall be adjusted for inflation in accordance with the CPI-U. This adjustment is to take effect at the end of the fourth year following the Initial Date of Deposit and at the end of each year thereafter and to be made so as to reflect the percentage increase in consumer prices as set forth in the CPI-U for the twelve month period ending in the last month of the preceding fiscal year.

The Trust may be terminated (a) by the agreement of the Beneficial Owners of 66 2/3% of outstanding SPDRs; (b) if DTC is unable or unwilling to continue to perform its functions as set forth under the Trust Agreement and a comparable replacement is unavailable; (c) if NSCC no longer provides clearance services with respect to SPDRs, or if the Trustee is no longer a participant in NSCC; (d) if S&P ceases publishing the S&P 500 Index; (e) if the License Agreement is terminated; or (f) if SPDRs are delisted from the Exchange. The Trust will also terminate by its terms on the Termination Date.

The Trust will terminate if either the Sponsor or the Trustee resigns or is removed and a successor is not appointed. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever, however, will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of Beneficial Owners.

Prior written notice of the termination of the Trust must be given at least twenty (20) days before termination of the Trust to all Beneficial Owners. The notice must set forth the date on which the Trust will be terminated, the period during which the assets of the Trust will be liquidated, the date on which Beneficial Owners of SPDRs (whether in Creation Unit size aggregations or otherwise) will receive in cash the

NAV of the SPDRs held, and the date upon which the books of the Trust shall be closed. The notice shall further state that, as of the date thereof and thereafter, neither requests to create additional Creation Units nor Portfolio Deposits will be accepted, that no additional SPDRs will be created for the purpose of reinvesting dividend distributions, and that, as of the date thereof and thereafter, the portfolio of stocks delivered upon redemption shall be identical in composition and weighting to Portfolio Securities as of such date rather than the stock portion of the Portfolio Deposit as in effect on the date request for redemption is deemed received. Beneficial Owners of Creation Units may, in advance of the Termination Date, redeem in kind directly from the Trust.

Within a reasonable period after the Termination Date, the Trustee shall, subject to any applicable provisions of law, use its best efforts to sell all of the Portfolio Securities not already distributed to redeeming Beneficial Owners of Creation Units. The Trustee shall not be liable for or responsible in any way for depreciation or loss incurred because of any such sale. The Trustee may suspend such sales upon the occurrence of unusual or unforeseen circumstances, including but not limited to a suspension in trading of a stock, the closing or restriction of trading on a stock exchange, the outbreak of hostilities, or the collapse of the economy. The Trustee shall deduct from the proceeds of sale its fees and all other expenses and transmit the remaining amount to DTC for distribution, together with a final statement setting forth the computation of the gross amount distributed. SPDRs not redeemed before termination of the Trust will be redeemed in cash at NAV based on the proceeds of the sale of Portfolio Securities, with no minimum aggregation of SPDRs required.

SPONSOR

The Sponsor is a Delaware limited liability company incorporated on April 6, 1998 with offices c/o NYSE Euronext, 11 Wall Street, New York, New York 10005. The Sponsor’s Internal Revenue Service Employer Identification Number is 26-4126158. On October 1, 2008, the Sponsor became an indirect wholly-owned subsidiary of NYSE Euronext following the acquisition by NYSE Euronext of the American Stock Exchange LLC and all of its subsidiaries. NYSE Euronext is a “control person” of the Sponsor as such term is defined in the Securities Act of 1933.

The Sponsor, at its own expense, may from time to time provide additional promotional incentives to brokers who sell SPDRs to the public. In certain instances, these incentives may be provided only to those brokers who meet certain threshold requirements for participation in a given incentive program, such as selling a significant number of SPDRs within a specified period.

If at any time the Sponsor fails to undertake or perform or becomes incapable of undertaking or performing any of the duties required under the Trust Agreement, or resigns, or becomes bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor, agree to act as Sponsor itself, or may terminate the Trust Agreement and liquidate the Trust. Notice of the resignation or removal of the Sponsor and the appointment of a successor shall be mailed by the Trustee to DTC and the DTC Participants for distribution to Beneficial Owners. Upon a successor Sponsor’s execution of a written acceptance of appointment as Sponsor of the Trust, the successor Sponsor becomes vested with all of the rights, powers, duties and obligations of the original Sponsor. Any successor Sponsor may be compensated at rates deemed by the Trustee to be reasonable.

The Sponsor may resign by executing and delivering to the Trustee an instrument of resignation. Such resignation shall become effective upon the appointment of a successor Sponsor and the acceptance of appointment by the successor Sponsor, unless the Trustee either agrees to act as Sponsor or terminates the Trust Agreement and liquidates the Trust. The dissolution of the Sponsor or its ceasing to exist as a legal entity for any cause whatsoever will not cause the termination of the Trust Agreement or the Trust unless the Trustee deems termination to be in the best interests of the Beneficial Owners of SPDRs.

The Trust Agreement provides that the Sponsor is not liable to the Trustee, the Trust or to the Beneficial Owners of SPDRs for taking any action, or for refraining from taking any action, made in good faith or for errors in judgment, but is liable only for its own gross negligence, bad faith, willful misconduct or willful malfeasance in the performance of its duties or its reckless disregard of its obligations and duties under the Trust Agreement. The Sponsor is not liable or responsible in any way for depreciation or loss incurred by the Trust because of the sale of any Portfolio Securities. The Trust Agreement further provides that the Sponsor and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Sponsor shall be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct or willful malfeasance on the part of any such party in the performance of its duties or reckless disregard of its obligations and duties under the Trust Agreement, including the payment of the costs and expenses of defending against any claim or liability.

TRUSTEE

The Trustee is a bank and trust company organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One Lincoln Street, Boston, Massachusetts 02111. The Trustee’s Internal Revenue Service Employer Identification Number is 04-1867445. The Trustee is subject to supervision and examination by the Massachusetts Division of Banks and the Federal Reserve Bank of Boston.

Information regarding Cash Redemption Payment amounts, number of outstanding SPDRs and Transaction Fees may be obtained from the Trustee at the toll-free number: 1-800-545-4189. Complete copies of the Trust Agreement and a list of the parties that have executed a Participant Agreement may be obtained from the Trustee’s principal office.

The Trustee may resign and be discharged of the Trust created by the Trust Agreement by executing a notice of resignation in writing and filing such notice with the Sponsor and mailing a copy of the notice of resignation to all DTC Participants reflected on the records of DTC as owning SPDRs for distribution to Beneficial Owners as provided above not less than sixty (60) days before the date such resignation is to take effect. Such resignation becomes effective upon the appointment of and the acceptance of the Trust by a successor Trustee. The Sponsor, upon receiving notice of such resignation, is obligated to use its best efforts to appoint a successor Trustee promptly. If no successor is appointed within sixty (60) days after the date such notice of resignation is given, the Trust shall terminate.

If the Trustee becomes incapable of acting as such or is adjudged bankrupt or is taken over by any public authority, the Sponsor may discharge the Trustee and appoint a successor Trustee as provided in the Trust Agreement. The Sponsor shall mail notice of such discharge and appointment via the DTC Participants to Beneficial Owners. Upon a successor Trustee’s execution of a written acceptance of an appointment as Trustee for the Trust, the successor Trustee becomes vested with all the rights, powers, duties and obligations of the original Trustee. A successor Trustee must be (a) a trust company, corporation or national banking association organized, doing business under the laws of the United States or any state thereof; (b) authorized under such laws to exercise corporate trust powers; and (c) at all times have an aggregate capital, surplus and undivided profit of not less than $50,000,000.

Beneficial Owners of 51% of the then outstanding SPDRs may at any time remove the Trustee by written instrument(s) delivered to the Trustee and the Sponsor. The Sponsor shall thereupon use its best efforts to appoint a successor Trustee as described above.

The Trust Agreement limits the Trustee’s liabilities. It provides, among other things, that the Trustee is not liable for (a) any action taken in reasonable reliance on properly executed documents or for the disposition of monies or stocks or for the evaluations required to be made thereunder, except by reason of its own gross negligence, bad faith, willful malfeasance, willful misconduct, or reckless disregard of its duties and obligations; (b) depreciation or loss incurred by reason of the sale by the Trustee of any Portfolio Securities; (c) any action the Trustee takes where the Sponsor fails to act; and (d) any taxes or other governmental charges imposed upon or in respect of Portfolio Securities or upon the interest thereon or upon it as Trustee or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

The Trustee and its directors, subsidiaries, shareholders, officers, employees, and affiliates under common control with the Trustee will be indemnified from the assets of the Trust and held harmless against any loss, liability or expense incurred without gross negligence, bad faith, willful misconduct, willful malfeasance on the part of such party or reckless disregard of its duties and obligations, arising out of, or in connection with its acceptance or administration of the Trust, including the costs and expenses (including counsel fees) of defending against any claim or liability.

DEPOSITORY

DTC is a limited purpose trust company and member of the Federal Reserve System.

LEGAL OPINION

The legality of the SPDRs offered hereby has been passed upon by Katten Muchin Rosenman LLP, New York, New York, as counsel for the Sponsor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of September 30, 2008 included in this Prospectus have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, 125 High Street, Boston, Massachusetts, given on the authority of said firm as experts in auditing and accounting.

CODE OF ETHICS

The Trust and the Sponsor have adopted a code of ethics regarding personal securities transactions by employees. Subject to certain conditions and standards, the code permits employees to invest in SPDRs for their own accounts. The code is designed to prevent fraud, deception and misconduct against the Trust and to provide reasonable standards of conduct. The code is on file with the SEC and you may obtain a copy by visiting the SEC at the address listed on the back cover of this prospectus. The code is also available on the SEC’s Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at the address listed on the back cover of this prospectus.

INFORMATION AND COMPARISONS RELATING TO TRUST,
SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT

Information regarding various aspects of the Trust, including the net asset size thereof, as well as the secondary market trading, the performance and the tax treatment of SPDRs, may be included from time to time in advertisements, sales literature and other communications and in reports to current or prospective Beneficial Owners. Any such performance-related information will reflect only past performance of SPDRs, and no guarantees can be made of future results.

Specifically, information may be provided to investors regarding the ability to engage in short sales of SPDRs. Selling short refers to the sale of securities which the seller does not own, but which the seller arranges to borrow before effecting the sale. Institutional investors may be advised that lending their SPDRs to short sellers may generate stock loan credits that may supplement the return they can earn from an investment in SPDRs. These stock loan credits may provide a useful source of additional income for certain institutional investors who can arrange to lend SPDRs. Potential short sellers may be advised that a short rebate (functionally equivalent to partial use of proceeds of the short sale) may reduce their cost of selling short.

In addition, information may be provided to prospective or current investors comparing and contrasting the tax efficiencies of conventional mutual funds with SPDRs. Both conventional mutual funds and the Trust may be required to recognize capital gains incurred as a result of adjustments to the composition of the S&P 500 Index and therefore to their respective portfolios. From a tax perspective, however, a significant difference between a conventional mutual fund and the Trust is the process by which their shares are redeemed. In cases where a conventional mutual fund experiences redemptions in excess of subscriptions (“net redemptions”) and has insufficient cash available to fund such net redemptions, such fund may have to sell stocks held in its portfolio to raise and pay cash to redeeming shareholders. A mutual fund will generally experience a taxable gain or loss when it sells such portfolio stocks in order to pay cash to redeeming fund shareholders. In contrast, the redemption mechanism for SPDRs typically does not involve selling the portfolio stocks. Instead, the Trust delivers the actual portfolio of stocks in an in-kind exchange to any person redeeming SPDRs shares in Creation Unit size aggregations. While this in-kind exchange is a taxable transaction to the redeeming entity (usually a broker/dealer) making the exchange, it generally does not constitute a taxable transaction at the Trust level and, consequently, there is no realization of taxable gain or loss by the Trust with respect to such in-kind exchanges. In a period of market appreciation of the S&P 500 Index and, consequently, appreciation of the portfolio stocks held in the Trust, this in-kind redemption mechanism has the effect of eliminating the recognition and distribution of those net unrealized gains at the Trust level. Although the same result would obtain for conventional mutual funds utilizing an in-kind redemption mechanism, the opportunities to redeem fund shares by delivering portfolio stocks in-kind are limited in most mutual funds.

Investors may be informed that, while no unequivocal statement can be made as to the net tax impact on a conventional mutual fund resulting from the purchases and sales of its portfolio stocks over a period of time, conventional funds that have accumulated substantial unrealized capital gains, if they experience net redemptions and do not have sufficient available cash, may be required to make taxable capital gains distributions that are generated by changes in such fund’s portfolio. In contrast, the in-kind redemption mechanism of SPDRs may make them more tax efficient investments under most circumstances than comparable conventional mutual fund shares. As discussed above, this in-kind redemption feature tends to lower the amount of annual net capital gains distributions to SPDRs holders as compared to their conventional mutual fund counterparts. Since shareholders are generally required to pay income tax on capital gains distributions, the smaller the amount of such distributions, the less taxes that are payable currently. To the extent that the Trust is not required to recognize capital gains, the SPDRs holder is able, in effect, to defer tax on such gains until he sells or otherwise disposes of his shares, or the Trust terminates. If such holder retains his shares until his death, under current law the tax basis of such shares would be adjusted to their then fair market value.

One important difference between SPDRs and conventional mutual fund shares is that SPDRs are available for purchase or sale on an intraday basis on the Exchange. An investor who buys shares in a conventional mutual fund will buy or sell shares at a price at or related to the closing NAV per share, as determined by the fund. In contrast, SPDRs are not offered for purchase or redeemed for cash at a fixed relationship to closing NAV. The tables below illustrate the distribution relationship of SPDRs closing prices to NAV for the period 1/29/93 (the first trading date of the Trust) through 12/31/08, the distribution relationships of high, low and closing prices over the same period, and distribution of bid/ask spreads for 2008. These tables should help investors evaluate some of the advantages and disadvantages of SPDRs relative to funds sold and redeemed at prices related to closing NAV. Specifically, the tables illustrate in an approximate way the risks of buying or selling SPDRs at prices less favorable than closing NAV and, correspondingly, the opportunities to buy or sell at prices more favorable than closing NAV.

The investor may wish to evaluate the opportunity to buy or sell on an intraday basis versus the assurance of a transaction at or related to closing NAV. To assist investors in making this comparison, the table immediately below illustrates the distribution of percentage ranges between the high and the low price each day and between each extreme daily value and the closing NAV for all trading days from 1/29/93 through 12/31/08. The investor may wish to compare these ranges with the average bid/ask spread on SPDRs and add any commissions charged by a broker. The trading ranges for this period will not necessarily be typical of trading ranges in future years and the bid/ask spread on SPDRs may vary materially over time and may be significantly greater at times in the future. There is some evidence, for example, that the bid/ask spread will widen in markets that are more volatile and narrow when markets are less volatile. Consequently, the investor should expect wider bid/ask spreads to be associated with wider daily spread ranges.

Daily Percentage Price Ranges: Average and Frequency Distribution for SPDR Trust and S&P Composite Stock Price Index:
Highs and Lows vs. Close*
(from 1/29/93** through 12/31/2008)

S&P 500 COMPOSITE STOCK PRICE INDEX

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0—.25%	3	0.07%	1603	39.96%	1131	28.19%
.25—.5%	371	9.25%	757	18.87%	953	23.75%
.5—1%	1412	35.19%	836	20.84%	1011	25.20%
1—1.5%	1013	25.25%	377	9.40%	457	11.39%
1.5—2%	566	14.11%	208	5.18%	229	5.71%
2—2.5%	293	7.30%	106	2.64%	108	2.69%
2.5—3%	151	3.76%	50	1.25%	49	1.22%
3—3.5%	72	1.79%	27	0.67%	26	0.65%
> 3.5%	131	3.27%	48	1.20%	48	1.20%

Total	4012	100%	4012	100%	4012	100%

Average Daily Range: 1.3463%

SPDR TRUST

			Intraday High Value		Intraday Low Value
	Daily % Price Range		Above Closing Value		Below Closing Value
Range	Frequency	% of Total	Frequency	% of Total	Frequency	% of Total

0—.25%	21	0.52%	1408	35.09%	1027	25.60%
.25—.5%	367	9.15%	859	21.41%	1012	25.22%
.5—1%	1269	31.63%	889	22.16%	1056	26.32%
1—1.5%	1063	26.50%	415	10.34%	484	12.06%
1.5—2%	612	15.25%	181	4.51%	212	5.28%
2—2.5%	303	7.55%	127	3.17%	101	2.52%
2.5—3%	162	4.04%	63	1.57%	49	1.22%
3—3.5%	77	1.92%	29	0.72%	26	0.65%
> 3.5%	138	3.44%	41	1.02%	45	1.12%

Total	4012	100%	4012	100%	4012	100%

Average Daily Range: 1.3896%

*	Source: Bloomberg

**	The first day of trading.

Frequency Distribution of Discounts and Premiums for SPDR Trust:
Closing Price vs. Net Asset Value (NAV) as of 12/31/08(1)(2)

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	1/29/1993
		Ending	Ending	Ending	Ending	Year	through
Range		3/31/2008	6/30/2008	9/30/2008	12/31/2008	2008	12/31/2008
> 200	Days	—	—	—	—	—	—

Basis Points	%	—	—	—	—	—	—

150—200	Days	—	—	—	—	—	—

Basis Points	%	—	—	—	—	—	—

100—150	Days	—	—	—	1	1	2

Basis Points	%	—	—	—	1.6%	0.4%	0.0%

50—100	Days	—	—	2	9	11	32

Basis Points	%	—	—	3.1%	14.1%	4.3%	0.8%

25—50	Days	9	6	6	9	30	220

Basis Points	%	14.8%	9.4%	9.4%	14.1%	11.9%	5.5%

0—25	Days	26	25	24	15	90	1705

Basis Points	%	42.6%	39.1%	37.5%	23.4%	35.6%	42.5%

Total Days	Days	35	31	32	34	132	1959

at Premium	%	57.4%	48.4%	50.0%	53.1%	52.2%	48.8%

Closing Price	Days	0	1	1	1	3	55

Equal to NAV	%	0.0%	1.6%	1.6%	1.6%	1.2%	1.4%

Total Days	Days	26	32	31	29	118	1998

at Discount	%	42.6%	50.0%	48.4%	45.3%	46.6%	49.8%

0— −25	Days	18	29	23	10	80	1640

Basis Points	%	29.5%	45.3%	35.9%	15.6%	31.6%	40.9%

−25— −50	Days	6	3	5	7	21	283

Basis Points	%	9.8%	4.7%	7.8%	10.9%	8.3%	7.1%

−50— −100	Days	2	—	3	7	12	67

Basis Points	%	3.3%	—	4.7%	10.9%	4.7%	1.7%

−100— −150	Days	—	—	—	4	4	5

Basis Points	%	—	—	—	6.3%	1.6%	0.1%

−150— −200	Days	—	—	—	1	1	2

Basis Points	%	—	—	—	1.6%	0.4%	0.0%

< −200	Days	—	—	—	—	—	1

Basis Points	%	—	—	—	—	—	0.0%

Close was within 0.25% of NAV better than 84% of the time from 1/29/93
(the first day of trading) through 12/31/08.

(1)	Source: NYSE Euronext

(2)	From 1/1/08 to 11/28/08 the closing price is the last price on NYSE Alternext US and from 12/1/08 to 12/31/08 the last price is the consolidated last price.

Frequency Distribution of Discounts and Premiums for the SPDR Trust:
Bid/Ask Price vs. Net Asset Value (NAV) as of 12/31/08(1)(2)

		Calendar	Calendar	Calendar	Calendar		From
		Quarter	Quarter	Quarter	Quarter	Calendar	1/29/1993
		Ending	Ending	Ending	Ending	Year	through
Range		3/31/2008	6/30/2008	9/30/2008	12/31/2008	2008	12/31/2008
> 50	Days	1	—	3	5	9	22

Basis Points	%	1.6%	—	4.7%	4.7%	3.6%	0.5%

25—50	Days	3	—	1	8	12	136

Basis Points	%	5.0%	—	1.6%	13.3%	4.9%	3.4%

0—25	Days	26	25	31	18	100	1767

Basis Points	%	43.3%	39.1%	50.0%	30.0%	40.7%	44.3%

Total Days	Days	29	25	33	27	114	1905

at Premium	%	48.3%	39.1%	53.2%	45.0%	46.3%	47.7%

Closing Price	Days	0	3	1	0	4	51

Equal to NAV	%	0.0%	4.7%	1.6%	0.0%	1.6%	1.3%

Total Days	Days	31	36	28	33	128	2036

at Discount	%	51.7%	56.3%	45.2%	55.0%	52.0%	51.0%

0— −25	Days	27	36	26	23	112	1780

Basis Points	%	45.0%	56.3%	41.9%	38.3%	45.5%	44.6%

−25— −50	Days	3	—	1	9	13	208

Basis Points	%	5.0%	—	1.6%	15.0%	5.3%	5.2%

−50— −100	Days	1	—	1	1	3	45

Basis Points	%	1.7%	—	1.6%	1.7%	1.2%	1.1%

−100— −150	Days	—	—	—	—	—	1

Basis Points	%	—	—	—	—	—	0.0%

−150— −200	Days	—	—	—	—	—	1

Basis Points	%	—	—	—	—	—	0.0%

< −200	Days	—	—	—	—	—	1

Basis Points	%	—	—	—	—	—	0.0%

Close was within 0.25% of NAV better than 90% of the time from 1/29/93
(the first day of trading) through 12/31/2008.

(1)	Source: NYSE Euronext

(2)	From 1/1/08 to 11/28/08 the Bid/Ask price is the NYSE Alternext US Bid/Ask price and from 12/1/08 to 12/31/08 the Bid/Ask price is the Consolidated Bid/Ask price.

Comparison of Total Returns Based on NAV and Bid/Ask Price(1)
as of 12/31/08*

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the S&P 500 Index. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year

SPDR Trust Series 1
Return Based on NAV(2)(3)(4)(5)	−36.88%	−10.67%	−13.60%
Return Based on Bid/Ask Price(2)(3)(4)(5)	−36.97%	−10.73%	−14.13%
S&P 500 Index	−37.00%	−10.47%	−13.00%

Average Annual Total Return

	1 Year	5 Year	10 Year

SPDR Trust Series 1
Return Based on NAV(2)(3)(4)(5)	−36.88%	−2.23%	−1.45%
Return Based on Bid/Ask Price(2)(3)(4)(5)	−36.97%	−2.24%	−1.51%
S&P 500 Index	−37.00%	−2.19%	−1.38%

(1)	Since December 1, 2008, the Bid/Ask Price is the Consolidated Bid/Ask Price at 4:00 p.m. From November 28, 2008 to April 3, 2001, the Bid/Ask Price was calculated based on the best bid and the best offer on NYSE Alternext US (formerly the American Stock Exchange) at 4:00 p.m. However, prior to April 3, 2001, the calculation of the Bid/Ask Price was based on the midpoint of the best bid and best offer at the close of trading on the American Stock Exchange, ordinarily 4:15 p.m.

(2)	Total return figures are calculated assuming the reinvested price for the 12/19/08 income distribution is the 12/31/08 NAV. The actual reinvestment price is the 1/30/09 NAV, which was not available at the time of the above calculations. Actual performance calculations may or may not differ based on this assumption.

(3)	Includes all applicable ordinary operating expenses set forth in “Expenses of the Trust”.

(4)	Does not include the Transaction Fee which is payable to the Trustee only by persons purchasing and redeeming Creation Units as discussed above in the section of “Highlights” entitled “A Transaction Fee is Payable For Each Creation and For Each Redemption of Creation Units”. If these amounts were reflected, returns would be less than those shown.

(5)	Does not include brokerage commissions and charges incurred only by persons who make purchases and sales of SPDRs in the secondary market as discussed above in the section of “Highlights” entitled “Brokerage Commissions on SPDRs”. If these amounts were reflected, returns would be less than those shown.

*	Source: NYSE Euronext and State Street Bank and Trust Company.

GLOSSARY

Page

“1933 Act”	56
“10 Basis Point Limit”	9
“Additional Cash Deposit”	34
“Adjustment Amount”	59
“Adjustment Day”	44
“Balancing Amount”	45
“Beneficial Owners”	10
“Business Day”	3
“Cash Component”	5
“Cash Redemption Payment”	38
“Closing Time”	33
“CNS”	5
“Code”	10
“Creation Units”	4
“Depository Agreement”	37
“Distributor”	4
“Dividend Equivalent Payment”	5
“Dividend Payment Date”	61
“DTC”	10
“DTCC”	32
“DTCC Shares”	32
“DTC Cut-Off Time”	41
“DTC Participants”	36
“ERISA”	55
“Evaluation Time”	1
“Ex-Dividend Date”	61
“Excess Cash Amounts”	39
“Exchange”	4
“Index Securities”	3
“Indirect Participants”	36
“Initial Date of Deposit”	2
“IRA”	55
“IRS”	53
“License Agreement”	i
“Misweighting”	42
“Misweighting Amount”	42
“NAV”	3
“NAV Amount”	45
“NSCC”	5
“NSCC Business Day”	13
“NYSE”	3
“NYSE Alternext US”	50
“NYSE Arca”	4
“Participant Agreement”	5
“Participating Party”	5
“Plans”	55
“Portfolio”	3
“Portfolio Deposit”	5
“Portfolio Deposit Amount”	45
“Portfolio Securities”	3
“Record Date”	61
“Request Day”	45
“S&P”	3
“S&P 500 Index”	3
“SEC”	5
“Service”	10
“SPDRs”	3
“SPDR Clearing Process”	5
“Sponsor”	3
“SSGM”	49
“Standard & Poor’s Depositary Receipts”	3
“Transaction Fee”	9
“Transmittal Date”	32
“Trust”	3
“Trust Agreement”	3
“Trustee”	3
“Weighting Analysis”	43

STANDARD & POOR’S DEPOSITARY
RECEIPTS (SPDRs)
SPDR TRUST, SERIES 1

SPONSOR:
PDR SERVICES LLC

This Prospectus does not include all of the information with respect to the SPDR Trust set forth in its Registration Statement filed with the SEC in Washington, D.C. under the:

•	Securities Act of 1933 (File No. 33-46080) and

•	Investment Company Act of 1940 (File No. 811-7330).

To obtain copies from the SEC at prescribed rates—
WRITE: Public Reference Section of the SEC
100 F Street, N.E., Washington, D.C. 20549
CALL: 1-800-SEC-0330
VISIT: http://www.sec.gov

No person is authorized to give any information or make any representation about the SPDR Trust not contained in this Prospectus, and you should not rely on any other information. Read and keep both parts of this Prospectus for future reference.

PDR Services LLC has filed a registration statement on Form S-6 and Form N-8B-2 with the SEC covering SPDRs. While this Prospectus is a part of the registration statement on Form S-6, it does not contain all the exhibits filed as part of the registration statement on Form S-6. You should consider reviewing the full text of those exhibits.

Prospectus dated February 24, 2009